UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: November 30, 2016

ITEM 1. SCHEDULE OF INVESTMENTS.

JPMorgan Trust IV

Schedule of Portfolio Investments as of November 30, 2016

(Unaudited)

THE “UNAUDITED CERTIFIED MUTUAL FUNDS HOLDINGS” LIST (“the List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR SALES LITERATURE WITH THE GENERAL PUBLIC. The list is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Certified holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center. The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

JPMorgan Distribution Services, Inc.

© JPMorgan Chase & Co., 2016.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bond — 0.1%
	Consumer Discretionary — 0.1%
	Media — 0.1%
50,952	Liberty Interactive LLC, 3.750%, 02/15/30 (Cost $30,654)	30,507

Corporate Bonds — 54.0%
	Consumer Discretionary — 10.0%
	Auto Components — 1.2%
28,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	28,140
3,000	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	2,918
4,000	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	4,195
EUR 100,000	LKQ Italia Bondco S.p.A., (Italy), Reg. S, 3.875%, 04/01/24	109,960
21,000	MPG Holdco I, Inc., 7.375%, 10/15/22	21,525
EUR 125,000	Schaeffler Finance B.V., (Netherlands), Reg. S, 3.250%, 05/15/25	140,324

		307,062

	Automobiles — 1.2%
75,000	General Motors Co., 4.000%, 04/01/25	72,858
GBP 100,000	Jaguar Land Rover Automotive plc, (United Kingdom), Reg. S, 3.875%, 03/01/23	125,564
EUR 100,000	Volvo Car AB, (Sweden), Reg. S, 3.250%, 05/18/21	112,609

		311,031

	Distributors — 0.4%
EUR 100,000	Alliance Automotive Finance plc, (United Kingdom), Reg. S, 6.250%, 12/01/21	112,630

	Hotels, Restaurants & Leisure — 1.8%
9,000	Boyd Gaming Corp., 6.875%, 05/15/23	9,619
31,000	Choice Hotels International, Inc., 5.750%, 07/01/22	33,635
EUR 110,000	Cirsa Funding Luxembourg S.A., (Luxembourg), Reg. S, 5.875%, 05/15/23	119,352
18,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	18,810
15,000	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	15,713
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
5,000	5.000%, 06/01/24 (e)	5,050
5,000	5.250%, 06/01/26 (e)	5,025

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Hotels, Restaurants & Leisure — continued
3,000	Landry’s, Inc., 6.750%, 10/15/24 (e)	3,000
	MGM Resorts International,
21,000	6.000%, 03/15/23	22,575
30,000	8.625%, 02/01/19	33,300
GBP 100,000	Pizzaexpress Financing 2 plc, (United Kingdom), Reg. S, 6.625%, 08/01/21	124,826
2,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21 (e)	2,040
9,000	Sabre GLBL, Inc., 5.250%, 11/15/23 (e)	9,112
45,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	44,325
	Six Flags Entertainment Corp.,
2,000	4.875%, 07/31/24 (e)	1,940
9,000	5.250%, 01/15/21 (e)	9,277

		457,599

	Household Durables — 0.3%
10,000	CalAtlantic Group, Inc., 5.875%, 11/15/24	10,275
	Lennar Corp.,
33,000	4.500%, 06/15/19	33,990
15,000	4.875%, 12/15/23	14,775
8,000	M/I Homes, Inc., 6.750%, 01/15/21	8,320
10,000	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	9,950

		77,310

	Media — 4.4%
EUR 200,000	Altice Luxembourg S.A., (Luxembourg), Reg. S, 7.250%, 05/15/22	225,706
	Cablevision Systems Corp.,
4,000	8.000%, 04/15/20	4,300
32,000	8.625%, 09/15/17	33,280
30,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45 (e)	33,600
19,000	Cinemark USA, Inc., 4.875%, 06/01/23	19,190
	Clear Channel Worldwide Holdings, Inc.,
15,000	Series B, 6.500%, 11/15/22	15,131
16,000	Series B, 7.625%, 03/15/20	15,780
	Comcast Corp.,
20,000	2.350%, 01/15/27	18,441
50,000	3.150%, 03/01/26	49,602
30,000	4.750%, 03/01/44	31,595
65,000	Cox Communications, Inc., 3.350%, 09/15/26 (e)	61,180

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Media — continued
8,000	CSC Holdings LLC, 8.625%, 02/15/19	8,820
	DISH DBS Corp.,
33,000	4.250%, 04/01/18	33,660
43,000	6.750%, 06/01/21	46,225
7,000	7.750%, 07/01/26	7,726
4,000	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	4,280
4,000	Gray Television, Inc., 5.875%, 07/15/26 (e)	3,819
25,000	iHeartCommunications, Inc., 9.000%, 12/15/19	19,687
33,000	Lamar Media Corp., 5.000%, 05/01/23	33,577
36,000	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	37,260
21,000	Nexstar Broadcasting, Inc., 6.125%, 02/15/22 (e)	21,420
15,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	15,300
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
9,000	5.625%, 02/15/24	9,248
33,000	5.875%, 03/15/25	33,907
56,000	Sinclair Television Group, Inc., 6.125%, 10/01/22	58,100
54,000	Sirius XM Radio, Inc., 4.625%, 05/15/23 (e)	53,055
EUR 81,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), Reg. S, 5.125%, 01/21/23	90,159
	Univision Communications, Inc.,
42,000	5.125%, 05/15/23 (e)	40,477
34,000	5.125%, 02/15/25 (e)	32,215
13,000	Videotron Ltd., (Canada), 5.000%, 07/15/22	13,260
	WMG Acquisition Corp.,
5,000	5.000%, 08/01/23 (e)	5,000
7,000	5.625%, 04/15/22 (e)	7,210
15,000	6.750%, 04/15/22 (e)	15,713

		1,097,923

	Specialty Retail — 0.7%
EUR 100,000	Douglas GmbH, (Germany), Reg. S, 6.250%, 07/15/22	114,994
13,000	PetSmart, Inc., 7.125%, 03/15/23 (e)	13,309
31,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	32,162
13,000	Sally Holdings LLC/Sally Capital, Inc., 5.500%, 11/01/23	13,520

		173,985

	Total Consumer Discretionary	2,537,540

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Consumer Staples — 2.6%
	Beverages — 0.4%
	Anheuser-Busch InBev Finance, Inc.,
35,000	3.650%, 02/01/26	35,169
15,000	4.900%, 02/01/46	16,010
36,000	Cott Beverages, Inc., 5.375%, 07/01/22	36,135
29,000	DS Services of America, Inc., 10.000%, 09/01/21 (e)	31,900

		119,214

	Food & Staples Retailing — 1.0%
11,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 06/15/24 (e)	11,370
75,000	CVS Health Corp., 2.875%, 06/01/26	70,919
EUR 100,000	Dufry Finance S.C.A., (Luxembourg), Reg. S, 4.500%, 08/01/23	111,814
5,000	Ingles Markets, Inc., 5.750%, 06/15/23	5,114
	New Albertsons, Inc.,
4,000	7.450%, 08/01/29	3,790
8,000	8.700%, 05/01/30	8,000
13,000	Rite Aid Corp., 6.125%, 04/01/23 (e)	13,896
	SUPERVALU, Inc.,
5,000	6.750%, 06/01/21	4,950
15,000	7.750%, 11/15/22	14,850

		244,703

	Food Products — 0.4%
	JBS USA LUX S.A./JBS USA Finance, Inc.,
13,000	5.875%, 07/15/24 (e)	12,917
18,000	7.250%, 06/01/21 (e)	18,428
25,000	Kraft Heinz Foods Co., 4.375%, 06/01/46	23,673
	Lamb Weston Holdings, Inc.,
3,000	4.625%, 11/01/24 (e)	2,992
3,000	4.875%, 11/01/26 (e)	2,985
	Post Holdings, Inc.,
18,000	5.000%, 08/15/26 (e)	17,073
9,000	7.750%, 03/15/24 (e)	9,923
19,000	Smithfield Foods, Inc., 5.875%, 08/01/21 (e)	19,736

		107,727

	Household Products — 0.1%
23,000	Spectrum Brands, Inc., 5.750%, 07/15/25	23,862

	Personal Products — 0.1%
13,000	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	12,821
9,000	Prestige Brands, Inc., 6.375%, 03/01/24 (e)	9,405

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Personal Products — continued
12,000	Revlon Consumer Products Corp., 6.250%, 08/01/24 (e)	11,850

		34,076

	Tobacco — 0.6%
50,000	Altria Group, Inc., 4.250%, 08/09/42	48,962
40,000	Philip Morris International, Inc., 4.250%, 11/10/44	39,317
50,000	Reynolds American, Inc., 5.850%, 08/15/45	59,065

		147,344

	Total Consumer Staples	676,926

	Energy — 5.0%
	Energy Equipment & Services — 0.5%
100,000	Schlumberger Investment S.A., (Luxembourg), 2.400%, 08/01/22 (e)	97,935
10,000	Transocean, Inc., (Cayman Islands), 9.000%, 07/15/23 (e)	10,100
	Weatherford International Ltd., (Bermuda),
15,000	6.750%, 09/15/40	11,586
3,000	9.875%, 02/15/24 (e)	3,105

		122,726

	Oil, Gas & Consumable Fuels — 4.5%
	Boardwalk Pipelines LP,
57,000	3.375%, 02/01/23	53,766
100,000	5.950%, 06/01/26	106,545
	BP Capital Markets plc, (United Kingdom),
75,000	3.119%, 05/04/26	72,683
25,000	3.216%, 11/28/23	24,956
	Cenovus Energy, Inc., (Canada),
16,000	4.450%, 09/15/42	13,160
29,000	5.200%, 09/15/43	26,303
10,000	Chesapeake Energy Corp., Reg. S, 8.000%, 12/15/22	10,350
75,000	Chevron Corp., 2.355%, 12/05/22	73,435
7,000	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	7,306
19,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	19,285
26,000	DCP Midstream Operating LP, 3.875%, 03/15/23	24,947
13,000	Energy Transfer Equity LP, 5.875%, 01/15/24	13,423
51,000	EnLink Midstream Partners LP, 2.700%, 04/01/19	50,632
19,000	EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	15,918

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Oil, Gas & Consumable Fuels — continued
11,000	Genesis Energy LP/Genesis Energy Finance Corp., 6.000%, 05/15/23	11,000
10,000	Hess Corp., 5.800%, 04/01/47	9,628
10,000	Magellan Midstream Partners LP, 4.250%, 09/15/46	9,032
	MEG Energy Corp., (Canada),
12,000	6.500%, 03/15/21 (e)	10,800
2,000	7.000%, 03/31/24 (e)	1,745
	NGPL PipeCo LLC,
33,000	7.119%, 12/15/17 (e)	34,237
27,000	9.625%, 06/01/19 (e)	28,215
26,000	Oasis Petroleum, Inc., 6.875%, 03/15/22	26,780
35,000	ONEOK Partners LP, 6.125%, 02/01/41	36,857
132,000	Petrobras Global Finance B.V., (Netherlands), 8.750%, 05/23/26	141,715
15,000	Phillips 66 Partners LP, 4.900%, 10/01/46	13,973
EUR 100,000	Repsol International Finance B.V., (Netherlands), Reg. S, VAR, 4.500%, 03/25/75	95,656
15,000	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	15,600
10,000	SM Energy Co., 5.625%, 06/01/25	9,600
25,000	Sunoco Logistics Partners Operations LP, 5.300%, 04/01/44	23,265
13,000	Sunoco LP/Sunoco Finance Corp., 5.500%, 08/01/20	13,065
25,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 09/15/24 (e)	24,750
5,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.125%, 02/01/25 (e)	4,934
55,000	Western Gas Partners LP,
	4.650%, 07/01/26	55,644
	Whiting Petroleum Corp.,
35,000	5.000%, 03/15/19	34,563
13,000	5.750%, 03/15/21	12,805

		1,126,573

	Total Energy	1,249,299

	Financials — 10.1%
	Banks — 2.5%
50,000	Bank of America Corp., 3.500%, 04/19/26	49,405
	CIT Group, Inc.,
28,000	5.000%, 08/15/22	29,155
32,000	5.375%, 05/15/20	33,840
32,000	5.500%, 02/15/19 (e)	33,780
60,000	Citigroup, Inc., 4.300%, 11/20/26	60,433

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Banks — continued
200,000	Lloyds Banking Group plc, (United Kingdom), 4.650%, 03/24/26	199,221
	Toronto-Dominion Bank (The), (Canada),
55,000	1.800%, 07/13/21	53,465
25,000	VAR, 3.625%, 09/15/31	24,036
50,000	U.S. Bancorp, 3.100%, 04/27/26	48,751
100,000	Wells Fargo & Co., 4.300%, 07/22/27	103,210

		635,296

	Capital Markets — 1.5%
33,000	E*TRADE Financial Corp., 4.625%, 09/15/23	33,513
75,000	Goldman Sachs Group, Inc. (The), 2.875%, 02/25/21	75,228
EUR 100,000	ING Bank N.V., (Netherlands), Reg. S, VAR, 3.000%, 04/11/28	109,893
	Morgan Stanley,
30,000	3.125%, 07/27/26	28,626
110,000	3.875%, 01/27/26	111,289
18,000	MSCI, Inc., 5.250%, 11/15/24 (e)	18,608

		377,157

	Consumer Finance — 2.5%
150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland), 4.625%, 10/30/20	156,750
19,000	Ally Financial, Inc., 4.625%, 03/30/25	18,371
50,000	Capital One Financial Corp., 3.750%, 04/24/24	50,878
200,000	Ford Motor Credit Co. LLC, 4.375%, 08/06/23	204,978
75,000	General Motors Financial Co., Inc., 3.100%, 01/15/19	75,646
75,000	John Deere Capital Corp., 3.400%, 09/11/25	77,337
7,000	Springleaf Finance Corp., 8.250%, 12/15/20	7,289
55,000	Synchrony Financial, 3.750%, 08/15/21	56,653

		647,902

	Diversified Financial Services — 3.0%
100,000	Berkshire Hathaway, Inc., 3.125%, 03/15/26	98,976
200,000	EDP Finance B.V., (Netherlands), 5.250%, 01/14/21 (e)	210,961
EUR 100,000	Lincoln Finance Ltd., (United Kingdom), Reg. S, 6.875%, 04/15/21	113,404
20,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	20,450
	Shell International Finance B.V., (Netherlands),
50,000	3.250%, 05/11/25	49,796

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Diversified Financial Services — continued
50,000	4.000%, 05/10/46	46,268
200,000	UBS Group Funding Jersey Ltd., (Jersey), 3.000%, 04/15/21 (e)	200,155

		740,010

	Insurance — 0.6%
130,000	American International Group, Inc., 3.900%, 04/01/26	131,467
30,000	MetLife, Inc., 4.721%, 12/15/44	31,617

		163,084

	Thrifts & Mortgage Finance — 0.0% (g)
10,000	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	9,600

	Total Financials	2,573,049

	Health Care — 3.8%
	Biotechnology — 0.3%
75,000	Gilead Sciences, Inc., 2.500%, 09/01/23	72,126

	Health Care Equipment & Supplies — 0.3%
13,000	Hologic, Inc., 5.250%, 07/15/22 (e)	13,487
35,000	Mallinckrodt International Finance S.A., (Luxembourg), 3.500%, 04/15/18	34,825
28,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 5.625%, 10/15/23 (e)	25,340

		73,652

	Health Care Providers & Services — 1.9%
4,000	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	3,960
	Centene Corp.,
5,000	4.750%, 01/15/25	4,788
11,000	6.125%, 02/15/24	11,177
	CHS/Community Health Systems, Inc.,
19,000	6.875%, 02/01/22	12,682
15,000	8.000%, 11/15/19	11,813
44,000	DaVita, Inc., 5.125%, 07/15/24	43,450
50,000	Express Scripts Holding Co., 3.400%, 03/01/27	47,303
22,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/24 (e)	22,000
	HCA, Inc.,
54,000	5.000%, 03/15/24	54,135
22,000	5.375%, 02/01/25	21,532
29,000	5.875%, 03/15/22	31,139
20,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	17,500
20,000	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	21,025
16,000	Team Health, Inc., 7.250%, 12/15/23 (e)	18,020

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Health Care Providers & Services — continued
	Tenet Healthcare Corp.,
15,000	5.000%, 03/01/19	14,288
39,000	6.750%, 06/15/23	33,345
35,000	VAR, 4.350%, 06/15/20	35,000
50,000	UnitedHealth Group, Inc., 3.100%, 03/15/26	49,493

		452,650

	Health Care Technology — 0.0% (g)
11,000	Quintiles IMS, Inc., 4.875%, 05/15/23 (e)	11,215

	Pharmaceuticals — 1.3%
60,000	Actavis Funding SCS, (Luxembourg), 3.800%, 03/15/25	60,264
	Concordia International Corp., (Canada),
45,000	7.000%, 04/15/23 (e)	17,100
2,000	9.000%, 04/01/22 (e)	1,840
100,000	Mylan N.V., (Netherlands), 3.150%, 06/15/21 (e)	98,345
40,000	Shire Acquisitions Investments Ireland DAC, (Ireland), 3.200%, 09/23/26	37,479
	Teva Pharmaceutical Finance Netherlands III B.V., (Netherlands),
25,000	2.200%, 07/21/21	23,927
25,000	3.150%, 10/01/26	23,011
	Valeant Pharmaceuticals International
26,000	6.750%, 08/15/21 (e)	21,710
43,000	7.000%, 10/01/20 (e)	37,195

		320,871

	Total Health Care	930,514

	Industrials — 4.9%
	Aerospace & Defense — 0.5%
	Arconic, Inc.,
17,000	5.125%, 10/01/24	17,340
4,000	5.900%, 02/01/27	4,060
42,000	Bombardier, Inc., (Canada), 7.750%, 03/15/20 (e)	42,367
25,000	L-3 Communications Corp., 3.850%, 12/15/26	24,938
	TransDigm, Inc.,
11,000	6.000%, 07/15/22	11,310
11,000	6.375%, 06/15/26 (e)	11,192

		111,207

	Airlines — 0.4%
545	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	563

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Airlines — continued
84,720	Continental Airlines 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	87,685

		88,248

	Building Products — 0.3%
14,000	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	15,155
26,000	Standard Industries, Inc., 6.000%, 10/15/25 (e)	27,040
19,000	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	19,285
11,000	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	10,505

		71,985

	Commercial Services & Supplies — 0.9%
15,000	ADT Corp. (The), 4.125%, 06/15/23	14,250
23,000	Garda World Security Corp., (Canada), 7.250%, 11/15/21 (e)	21,275
19,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	20,425
EUR 100,000	Verisure Holding AB, (Sweden), Reg. S, 6.000%, 11/01/22	114,606
20,000	West Corp., 5.375%, 07/15/22 (e)	19,275

		189,831

	Construction & Engineering — 0.3%
37,000	AECOM, 5.875%, 10/15/24	38,758
30,000	MasTec, Inc., 4.875%, 03/15/23	29,325

		68,083

	Electrical Equipment — 0.1%
10,000	Cortes NP Acquisition Corp., 9.250%, 10/15/24 (e)	10,125
	Novelis Corp.,
5,000	5.875%, 09/30/26 (e)	4,994
5,000	6.250%, 08/15/24 (e)	5,175
19,000	Sensata Technologies B.V., (Netherlands), 5.625%, 11/01/24 (e)	19,808

		40,102

	Machinery — 0.1%
9,000	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	8,640
25,000	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	25,437
5,000	Xylem, Inc., 4.375%, 11/01/46	4,780

		38,857

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Marine — 0.2%
48,000	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	39,000

	Road & Rail — 1.6%
50,000	Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	52,411
EUR 125,000	Europcar Groupe S.A., (France), Reg. S, 5.750%, 06/15/22	137,449
GBP 43,070	Great Rolling Stock Co., Ltd. (The), (United Kingdom), Reg. S, 6.875%, 07/27/35	71,094
GBP 100,000	Porterbrook Rail Finance Ltd., (United Kingdom), Reg. S, 6.500%, 10/20/20	148,104

		409,058

	Trading Companies & Distributors — 0.5%
8,000	Aircastle Ltd., (Bermuda), 7.625%, 04/15/20	8,990
22,000	HD Supply, Inc., 5.750%, 04/15/24 (e)	22,495
	International Lease Finance Corp.,
18,000	4.625%, 04/15/21	18,675
36,000	8.750%, 03/15/17	36,667
37,000	United Rentals North America, Inc., 5.750%, 11/15/24	38,295
11,000	Univar USA, Inc., 6.750%, 07/15/23 (e)	11,192
9,000	WESCO Distribution, Inc., 5.375%, 06/15/24 (e)	9,000

		145,314

	Total Industrials	1,201,685

	Information Technology — 2.6%
	Communications Equipment — 0.5%
20,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	20,950
7,000	Avaya, Inc., 7.000%, 04/01/19 (e)	6,090
100,000	Cisco Systems, Inc., 2.200%, 02/28/21	99,410

		126,450

	Electronic Equipment, Instruments & Components — 0.4%
	Anixter, Inc.,
28,000	5.500%, 03/01/23	28,910
32,000	5.625%, 05/01/19	33,520
41,000	CDW LLC/CDW Finance Corp., 5.500%, 12/01/24	42,025

		104,455

	IT Services — 0.2%
	First Data Corp.,
30,000	5.000%, 01/15/24 (e)	30,262
20,000	7.000%, 12/01/23 (e)	20,938

		51,200

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Semiconductors & Semiconductor Equipment — 0.2%
25,000	Analog Devices, Inc., 3.500%, 12/05/26	24,842
17,000	Microsemi Corp., 9.125%, 04/15/23 (e)	19,677

		44,519

	Software — 1.0%
5,000	Camelot Finance S.A., (Luxembourg), 7.875%, 10/15/24 (e)	5,116
1,000	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	1,000
40,000	Infor U.S., Inc., 6.500%, 05/15/22	41,200
15,000	Informatica LLC, 7.125%, 07/15/23 (e)	14,100
	Microsoft Corp.,
20,000	3.700%, 08/08/46	18,509
20,000	4.875%, 12/15/43	21,938
	Oracle Corp.,
50,000	1.900%, 09/15/21	48,810
100,000	2.650%, 07/15/26	94,933

		245,606

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
10,000	3.250%, 02/23/26	10,047
50,000	4.650%, 02/23/46	52,747
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
3,000	4.420%, 06/15/21 (e)	3,086
8,000	5.450%, 06/15/23 (e)	8,336
3,000	5.875%, 06/15/21 (e)	3,162
3,000	7.125%, 06/15/24 (e)	3,275

		80,653

	Total Information Technology	652,883

	Materials — 6.5%
	Chemicals — 1.4%
14,000	Basell Finance Co., B.V., (Netherlands), 8.100%, 03/15/27 (e)	18,070
	CF Industries, Inc.,
10,000	4.500%, 12/01/26 (e)	9,805
15,000	4.950%, 06/01/43	11,887
15,000	6.875%, 05/01/18	15,788
18,000	CVR Partners LP/CVR Nitrogen Finance Corp., 9.250%, 06/15/23 (e)	17,820
	Hexion, Inc.,
41,000	6.625%, 04/15/20	35,260
9,000	8.875%, 02/01/18	8,707
EUR 100,000	Ineos Finance plc, (United Kingdom), Reg. S, 4.000%, 05/01/23	108,105
EUR 100,000	INEOS Group Holdings S.A., (Luxembourg), Reg. S, 5.375%, 08/01/24	104,632

		330,074

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Construction Materials — 0.2%
EUR 50,000	HeidelbergCement Finance Luxembourg S.A., (Luxembourg), Reg. S, 3.250%, 10/21/21	58,976
9,000	U.S. Concrete, Inc., 6.375%, 06/01/24	9,382

		68,358

	Containers & Packaging — 2.3%
EUR 125,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., (Ireland), Reg. S, 6.750%, 05/15/24	138,277
16,000	Berry Plastics Corp., 6.000%, 10/15/22	16,820
33,000	Graphic Packaging International, Inc., 4.875%, 11/15/22	34,073
7,000	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (e)	7,140
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
35,000	5.750%, 10/15/20	36,006
9,000	7.000%, 07/15/24 (e)	9,509
5,000	Sealed Air Corp., 6.500%, 12/01/20 (e)	5,656
EUR 125,000	SIG Combibloc Holdings S.C.A., (Luxembourg), Reg. S, 7.750%, 02/15/23	139,602
EUR 150,000	Verallia Packaging SASU, (France), Reg. S, 5.125%, 08/01/22	165,734

		552,817

	Metals & Mining — 2.2%
9,000	AK Steel Corp., 7.500%, 07/15/23	9,788
17,000	Aleris International, Inc., 7.875%, 11/01/20	16,675
EUR 200,000	Anglo American Capital plc, (United Kingdom), Reg. S, 3.500%, 03/28/22	222,453
62,000	ArcelorMittal, (Luxembourg), 7.250%, 02/25/22	69,576
GBP 100,000	BHP Billiton Finance Ltd., (Australia), Reg. S, VAR, 6.500%, 10/22/77	135,191
10,000	Commercial Metals Co., 4.875%, 05/15/23	10,015
9,000	Lundin Mining Corp., (Canada), 7.875%, 11/01/22 (e)	9,720
13,000	New Gold, Inc., (Canada), 6.250%, 11/15/22 (e)	13,065
26,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	26,195
22,000	Steel Dynamics, Inc., 5.250%, 04/15/23	22,825
9,000	Teck Resources Ltd., (Canada), 8.000%, 06/01/21 (e)	9,878
16,000	United States Steel Corp., 8.375%, 07/01/21 (e)	17,800

		563,181

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Paper & Forest Products — 0.4%
EUR 100,000	WEPA Hygieneprodukte GmbH, (Germany), Reg. S, 3.750%, 05/15/24	108,316

	Total Materials	1,622,746

	Real Estate — 0.9%
	Equity Real Estate Investment Trusts (REITs) — 0.9%
	Crown Castle International Corp.,
100,000	3.700%, 06/15/26	96,973
23,000	4.875%, 04/15/22	24,790
10,000	DuPont Fabros Technology LP, 5.625%, 06/15/23	10,525
14,000	Equinix, Inc., 5.750%, 01/01/25	14,437
13,000	Iron Mountain, Inc., 5.750%, 08/15/24	13,192
7,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625%, 05/01/24 (e)	7,333
19,000	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23	19,237
27,000	VEREIT Operating Partnership LP, 4.600%, 02/06/24	27,580

	Total Real Estate	214,067

	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 3.8%
	AT&T, Inc.,
50,000	4.125%, 02/17/26	50,336
50,000	4.300%, 12/15/42	43,606
	CCO Holdings LLC/CCO Holdings Capital Corp.,
8,000	5.500%, 05/01/26 (e)	8,080
16,000	5.750%, 02/15/26 (e)	16,440
18,000	5.875%, 04/01/24 (e)	19,058
55,000	6.625%, 01/31/22	57,131
3,000	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	3,143
EUR 120,000	eircom Finance DAC, (Ireland), Reg. S, 4.500%, 05/31/22	131,305
71,000	Embarq Corp., 7.995%, 06/01/36	68,167
	Frontier Communications Corp.,
32,000	7.125%, 03/15/19	33,200
25,000	9.000%, 08/15/31	21,000
8,000	9.250%, 07/01/21	8,200
4,000	11.000%, 09/15/25	4,010
	Intelsat Jackson Holdings S.A., (Luxembourg),
12,000	5.500%, 08/01/23	7,830
6,000	7.250%, 10/15/20	4,372
19,000	8.000%, 02/15/24 (e)	19,143
14,000	Level 3 Financing, Inc., 5.125%, 05/01/23	13,983

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
EUR 100,000	Matterhorn Telecom S.A., (Luxembourg), Reg. S, 3.875%, 05/01/22	106,472
2,000	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,895
9,000	Qwest Corp., 6.750%, 12/01/21	9,756
13,000	SBA Communications Corp., 4.875%, 07/15/22	13,011
	Verizon Communications, Inc.,
10,000	4.125%, 08/15/46	8,929
45,000	4.862%, 08/21/46	45,109
EUR 120,000	Virgin Media Finance plc, (United Kingdom), Reg. S, 4.500%, 01/15/25	126,826
EUR 100,000	Wind Acquisition Finance S.A., (Luxembourg), Reg. S, 4.000%, 07/15/20	107,310
18,000	Zayo Group LLC/Zayo Capital, Inc., 6.000%, 04/01/23	18,765

		947,077

	Wireless Telecommunication Services — 0.4%
	Sprint Communications, Inc.,
35,000	9.000%, 11/15/18 (e)	38,412
21,000	9.250%, 04/15/22	23,360
10,000	Sprint Corp., 7.625%, 02/15/25	10,163
	T-Mobile USA, Inc.,
5,000	6.625%, 04/01/23	5,299
11,000	6.633%, 04/28/21	11,481
11,000	6.731%, 04/28/22	11,493
13,000	6.836%, 04/28/23	13,796

		114,004

	Total Telecommunication Services	1,061,081

	Utilities — 3.4%
	Electric Utilities — 2.3%
60,000	Emera U.S. Finance LP, 3.550%, 06/15/26 (e)	58,869
200,000	Empresa Electrica Angamos S.A., (Chile), Reg. S, 4.875%, 05/25/29	188,500
25,000	Exelon Corp., 4.450%, 04/15/46	24,168
50,000	ITC Holdings Corp., 3.250%, 06/30/26	48,209
200,000	Lamar Funding Ltd., (Cayman Islands), Reg. S, 3.958%, 05/07/25	184,500
50,000	Sierra Pacific Power Co., 2.600%, 05/01/26	47,665
21,000	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	22,418

		574,329

	Gas Utilities — 0.2%
45,000	KeySpan Gas East Corp., 2.742%, 08/15/26 (e)	42,856

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Independent Power & Renewable Electricity Producers — 0.7%
	AES Corp.,
9,000	5.500%, 03/15/24	8,865
6,000	VAR, 3.931%, 06/01/19	5,955
	Calpine Corp.,
8,000	5.250%, 06/01/26 (e)	7,820
21,000	5.875%, 01/15/24 (e)	21,971
25,000	7.875%, 01/15/23 (e)	26,125
26,000	Dynegy, Inc., 5.875%, 06/01/23	22,685
11,000	GenOn Energy, Inc., 9.875%, 10/15/20	7,370
20,000	NRG Energy, Inc., 6.625%, 03/15/23	19,900
48,000	TerraForm Power Operating LLC, SUB, 6.625%, 06/15/25 (e)	49,800

		170,491

	Multi-Utilities — 0.2%
49,000	Dominion Resources, Inc., Series D, 2.850%, 08/15/26	45,797
9,000	NRG Yield Operating LLC, 5.375%, 08/15/24	8,955

		54,752

	Total Utilities	842,428

	Total Corporate Bonds (Cost $13,992,671)	13,562,218

Preferred Securities — 7.3% (x)
	Consumer Discretionary — 0.4%
	Media — 0.4%
100,000	SES S.A., Reg. S, VAR, 4.625%, 01/02/22(Luxembourg)	104,925

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
100,000	TOTAL S.A., Reg. S, VAR, 2.250%, 02/26/21(France)	104,689

	Financials — 6.0%
	Banks — 3.5%
225,000	Bank of America Corp., Series X, VAR, 6.250%, 09/05/24	223,877
	Citigroup, Inc.,
20,000	Series O, VAR, 5.875%, 03/27/20	20,000
225,000	Series P, VAR, 5.950%, 05/15/25	221,062
18,000	Series R, VAR, 6.125%, 11/15/20	18,630
200,000	HSBC Holdings plc, VAR, 6.875%, 06/01/21(United Kingdom)	206,500
200,000	Societe Generale S.A., VAR, 7.375%, 09/13/21(France) (e)	192,500

		882,569

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	Capital Markets — 2.5%
	Bank of New York Mellon Corp. (The),
50,000	Series E, VAR, 4.950%, 06/20/20	49,813
94,000	Series F, VAR, 4.625%, 09/20/26	86,132
225,000	Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20	223,029
225,000	Morgan Stanley, Series H, VAR, 5.450%, 07/15/19	220,500
50,000	State Street Corp., Series F, VAR, 5.250%, 09/15/20	50,938

		630,412

	Total Financials	1,512,981

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
100,000	Telefonica Europe B.V., Reg. S, VAR, 7.625%, 09/18/21(Netherlands)	117,111

	Total Preferred Securities (Cost $1,892,016)	1,839,706

U.S. Treasury Obligation — 0.1%
15,000	U.S. Treasury Bond, 2.500%, 05/15/46 (Cost $15,789)	13,362

Loan Assignments — 31.8%
	Consumer Discretionary — 7.6%
	Diversified Consumer Services — 0.6%
149,619	Spin Holdco, Inc., Initial Term Loan, VAR, 4.250%, 11/14/19	147,973

	Hotels, Restaurants & Leisure — 1.1%
186,244	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	186,827
14,400	Landry’s, Inc., 1st Lien Term Loan, VAR, 4.000%, 09/22/23	14,475
74,807	Seminole Hard Rock Entertainment, Inc., Term Loan B, VAR, 3.588%, 05/14/20	74,962

		276,264

	Leisure Products — 0.6%
150,000	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21	150,750

	Media — 3.1%
20,000	Altice U.S. Finance I Corp., Senior Secured Term Loan B, VAR, 3.882%, 01/20/25	20,088
100,000	AMC Entertainment, Inc., Term Loan B, VAR, 2.750%, 10/31/23 ^	100,500
99,749	Charter Communications Operating LLC, Term Loan H, VAR, 3.250%, 08/24/21	100,317

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Media — continued
175,000	CSC Holdings LLC, Term Loan B, VAR, 3.876%, 09/15/24	176,094
99,702	Entravision Communications Corp., Tranche B Term Loan, VAR, 3.500%, 05/31/20	99,411
100,000	UFC Holdings LLC, 1st Lien Guaranteed Senior Secured Term Loan, VAR, 5.000%, 07/22/23	100,589
99,732	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	99,753
76,805	WMG Acquisition Corp., Term Loan B, VAR, 3.750%, 10/20/23	76,728

		773,480

	Multiline Retail — 0.6%
149,063	J.C. Penney Corp., Term Loan B, VAR, 5.250%, 06/23/23	150,118

	Specialty Retail — 1.0%
100,000	Bass Pro Group LLC, Senior Secured Term Loan B, VAR, 4.000%, 06/23/23 ^	99,917
159,600	Harbor Freight Tools U.S.A., Inc., 1st Lien Term Loan, VAR, 4.137%, 08/11/23	160,864

		260,781

	Textiles, Apparel & Luxury Goods — 0.6%
150,000	SAMSONITE IP Holdings, 1st Lien Term Loan B, VAR, 4.000%, 08/01/23	151,547

	Total Consumer Discretionary	1,910,913

	Consumer Staples — 2.9%
	Food & Staples Retailing — 0.8%
200,000	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	200,576

	Food Products — 1.4%
199,459	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.610%, 11/01/18	199,834
149,617	Hearthside Group Holdings LLC, Term Loan, VAR, 4.500%, 06/02/21	149,991

		349,825

	Personal Products — 0.7%
149,625	NBTY, Inc., Term Loan, VAR, 5.000%, 04/27/23	149,695
30,001	Revlon Consumer Products Corp., Term Loan B, VAR, 4.250%, 09/07/23	30,025

		179,720

	Total Consumer Staples	730,121

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Energy — 0.8%
	Oil, Gas & Consumable Fuels — 0.8%
10,000	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	10,875
10,000	Chesapeake Energy Corp., 1st Lien Last Out, VAR, 8.500%, 08/15/21	10,681
200,000	Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23	196,666

	Total Energy	218,222

	Financials — 0.6%
	Consumer Finance — 0.6%
149,231	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	145,500

	Health Care — 5.0%
	Health Care Equipment & Supplies — 0.6%
149,618	Mallinckrodt International Finance S.A., Incremental Term B-1 Loan, VAR, 3.588%, 03/19/21	149,057

	Health Care Providers & Services — 2.9%
199,499	CHG Healthcare Services, Inc., Term Loan B, VAR, 4.750%, 06/07/23	200,396
69,823	CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, VAR, 4.000%, 01/27/21	65,913
149,611	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	147,227
191,354	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	193,473
99,744	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	99,464

		706,473

	Pharmaceuticals — 1.5%
84,786	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21(Canada)	70,966
149,623	Endo Pharmaceutical, 2015 Incremental Term B Loan, VAR, 3.750%, 09/26/22	148,844
148,473	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, VAR, 5.500%, 04/01/22(Canada)	147,128

		366,938

	Total Health Care	1,222,468

	Industrials — 3.5%
	Aerospace & Defense — 0.6%
149,625	TransDigm, Inc., Tranche F Term Loan, VAR, 3.750%, 06/09/23	149,906

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Airlines — 0.8%
200,000	U.S. Airways, Inc., Term Loan B-1, VAR, 3.500%, 05/23/19	199,812

	Commercial Services & Supplies — 2.1%
76,923	Camelot Finance LP, 1st Lien Term Loan B, VAR, 4.750%, 10/03/23	77,058
22,086	Garda World Security Corp., Term B Delayed Draw Loan, VAR, 4.004%, 11/06/20(Canada)	21,686
127,145	Garda World Security Corp., Term B Loan, VAR, 4.004%, 11/06/20	124,841
199,495	Pharmaceutical Product Development LLC, 1st Lien Term Loan B, VAR, 4.250%, 08/18/22	199,932
99,750	Prime Security Services Borrower LLC, 1st Lien Term Loan, VAR, 4.750%, 04/07/22	100,427

		523,944

	Total Industrials	873,662

	Information Technology — 4.9%
	Internet Software & Services — 0.6%
149,625	Solar Winds Holdings, Inc., 1st Lien Term loan, VAR, 5.500%, 02/03/23	150,587

	IT Services — 0.6%
139,943	First Data Corp., 2022 New Dollar Term Loan, VAR, 4.334%, 07/08/22	140,546

	Semiconductors & Semiconductor Equipment — 2.1%
135,282	Avago Technologies, Term A-2 Loan, VAR, 3.538%, 02/01/23(Singapore)	136,523
182,425	Microsemi Corp., Closing Date Term B Loan, VAR, 3.750%, 01/15/23	183,463
200,000	ON Semiconductor Corp., 1st Lien Term Loan B, VAR, 3.783%, 03/31/23	201,250
20,000	Versum Materials, Inc., Senior Secured Term Loan B, VAR, 3.340%, 09/22/23	20,133

		541,369

	Software — 0.9%
80,000	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 1st Lien Term Loan B, VAR, 5.000%, 11/03/23	80,660
146,201	Infor U.S., Inc., Tranche B-5 Term Loan, VAR, 3.750%, 06/03/20	145,897

		226,557

	Technology Hardware, Storage & Peripherals — 0.7%
150,000	Dell Inc. 1st Lien Term Loan B, VAR, 4.000%, 06/02/23	151,370
25,000	Dell Software Group, Term Loan, VAR, 7.000%, 09/15/22	24,988

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Technology Hardware, Storage & Peripherals — continued
		176,358

	Total Information Technology	1,235,417

	Materials — 1.4%
	Chemicals — 0.2%
49,874	PolyOne Corp.,Term Loan B, VAR, 3.500%, 11/11/22	50,373

	Construction Materials — 0.8%
100,000	Forterra Finance LLC, 1st Lien Term Loan, VAR, 6.000%, 10/18/23	99,925
99,747	Headwaters, Inc., Term Loan B, VAR, 4.000%, 03/24/22	100,163

		200,088

	Containers & Packaging — 0.4%
100,000	Berry Plastics Corp., Term Loan G, VAR, 3.500%, 01/06/21	100,227

	Total Materials	350,688

	Real Estate — 1.2%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
199,499	MGM Growth Properties, Term Loan B, VAR, 3.500%, 04/25/23	200,331

	Real Estate Management & Development — 0.4%
100,000	CityCenter Holdings LLC, Term B Loan, VAR, 4.250%, 10/16/20	100,750

	Total Real Estate	301,081

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
99,743	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	100,013
150,000	Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, VAR, 3.750%, 06/30/19(Luxembourg)	144,499
100,000	Level 3 Financing, Inc., Term Loan B-2, VAR, 3.500%, 05/31/22	100,688

	Total Telecommunication Services	345,200

	Utilities — 2.5%
	Electric Utilities — 0.7%
162,857	Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 5.000%, 08/04/23 ^	164,351
37,143	Texas Competitive Electric Holdings Co. LLC, Term Loan C, VAR, 5.000%, 08/04/23	37,483

		201,834

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Independent Power & Renewable Electricity Producers — 1.8%
149,621	Calpine Corp., Term Loan, VAR, 3.590%, 05/27/22	149,883
150,000	Dynegy, Inc., 1st Lien Term Loan C, VAR, 5.000%, 06/27/23	150,633
149,625	NRG Energy, Inc., Term Loan, VAR, 3.500%, 06/30/23	149,962

		450,478

	Total Utilities	652,312

	Total Loan Assignments (Cost $7,939,440)	7,985,584

NUMBER OF CONTRACTS
Option Purchased — 0.0% (g)
	Payer Option Purchased on Credit Default Index — 0.0% (g)
2,550,000	Expiring 01/18/17. If exercised the Fund pays quarterly to Buy Protection on CDX.NA.IG.27-V1.at $0.01, terminating 12/20/21, European Style (r)
	Total Option Purchased (Cost $5,355)	1,477

SHARES
Short-Term Investment — 5.5%
	Investment Company — 5.5%
1,386,589	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.280% (b) (l) (Cost $1,386,589)	1,386,589

	Total Investments — 98.8% (Cost $25,262,514)	24,819,443
	Other Assets in Excess of Liabilities — 1.2%	332,944

	NET ASSETS — 100.0%	$25,152,387

Percentages indicated are based on net assets.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT NOVEMBER 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(1)	Euro Bund	12/08/16	EUR	(170,700)	3,536
(1)	Euro-Bobl	12/08/16	EUR	(139,296)	165
(1)	Euro-Schatz	12/08/16	EUR	(119,016)	(301)
(6)	10 Year U.S. Treasury Note	03/22/17	USD	(747,094)	3,440
(1)	U.S. Treasury Long Bond	03/22/17	USD	(151,281)	826
(1)	Long Gilt	03/29/17	GBP	(154,335)	237
(1)	5 Year U.S. Treasury Note	03/31/17	USD	(117,844)	(41)
					7,862

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT NOVEMBER 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
75,506	EUR	Australia and New Zealand Banking Group Limited	12/05/16	81,347	80,032	(1,315)
16,218	EUR	BNP Paribas	12/05/16	17,502	17,191	(311)
12,178	EUR	Credit Suisse International	12/05/16	13,055	12,908	(147)
3,411,536	EUR	Royal Bank of Canada	12/05/16	3,633,252	3,616,067	(17,185)

94,657	GBP	Australia and New Zealand Banking Group Limited	12/05/16	115,815	118,439	2,624
1,847	GBP	Royal Bank of Canada	12/05/16	2,276	2,311	35
486,674	GBP	Westpac Banking Corp.	12/05/16	605,222	608,950	3,728

				4,468,469	4,455,898	(12,571)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT NOVEMBER 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,386,286	EUR	Australia and New Zealand Banking Group Limited	12/05/16	3,710,267	3,589,304	120,963
109,439	EUR	BNP Paribas	12/05/16	120,886	115,999	4,887
5,586	EUR	Morgan Stanley	12/05/16	5,991	5,921	70
14,127	EUR	Royal Bank of Canada	12/05/16	15,461	14,974	487
3,391,086	EUR	Royal Bank of Canada	01/05/17	3,617,542	3,601,320	16,222

583,178	GBP	Australia and New Zealand Banking Group Limited	12/05/16	709,502	729,699	(20,197)
486,674	GBP	Westpac Banking Corp.	01/05/17	605,909	609,639	(3,730)

				8,785,558	8,666,856	118,702

Centrally Cleared Credit Default Swaps - Buy Protection [1]

Credit Indices:

REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF NOVEMBER 30, 2016 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [4]
CDX.NA.HY.26-V1	5.000% quarterly	06/20/21	3.582%	250,000	(16,581)	10,257

					(16,581)	10,257

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EUR	—	Euro
GBP	—	British Pound
MSCI	—	Morgan Stanley Capital International
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of November 30, 2016.
USD	—	United States Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of November 30, 2016.

^	—	All or a portion of the security is unsettled as of November 30, 2016. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(b)	—	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.05%.
(l)	—	The rate shown is the current yield as of November 30, 2016.
(r)	—	Rates shown are per annum and payments are as described.
(x)	—	Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as off November 30, 2016.

As of November 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	122,506
Aggregate gross unrealized depreciation	(565,577)

Net unrealized appreciation/depreciation	(443,071)

Federal income tax cost of investments	25,262,514

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and Forward Foreign Currency Contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•	Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,386,589	$23,432,854	$—	$24,819,443

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$149,016	$—	$149,016
Futures Contracts	8,204	—	—	8,204
Swaps	—	—	—	—

Total Appreciation in Other Financial Instruments	$8,204	$149,016	$—	$157,220

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(42,885)	$—	$(42,885)
Futures Contracts	(342)	—	—	(342)
Swaps	—	(6,324)	—	(6,324)

Total Depreciation in Other Financial Instruments	$(342)	$(49,209)	$—	$(49,551)

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(a) All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers among any levels during the period ended November 30, 2016.

Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions. As of November 30, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including interest rate, credit default, index, price locks, spread locks and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC” swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s’ custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — 0.8%
	Consumer Discretionary — 0.4%
	Media — 0.4%
100,000	Live Nation Entertainment, Inc., 2.500%, 05/15/19	107,688

	Information Technology — 0.4%
	Semiconductors & Semiconductor Equipment — 0.4%
100,000	ON Semiconductor Corp., 1.000%, 12/01/20	99,875

	Total Convertible Bonds (Cost $207,299)	207,563

Corporate Bonds — 84.4%
	Consumer Discretionary — 24.1%
	Auto Components — 2.7%
EUR 150,000	Adient Global Holdings Ltd., (United Kingdom), Reg. S, 3.500%, 08/15/24	155,551
EUR 100,000	Gestamp Funding Luxembourg S.A., (Luxembourg), Reg. S, 3.500%, 05/15/23	108,410
100,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	102,125
200,000	IHO Verwaltungs GmbH, (Germany), 4.500% (cash), 09/15/23 (e) (v)	195,000
100,000	TI Group Automotive Systems LLC, 8.750%, 07/15/23 (e)	103,000

		664,086
	Automobiles — 1.0%
250,000	Fiat Chrysler Automobiles N.V., (Netherlands), 5.250%, 04/15/23	247,812

	Diversified Consumer Services — 0.5%
100,000	Service Corp. International, 7.500%, 04/01/27	116,000

	Hotels, Restaurants & Leisure — 6.4%
100,000	Boyd Gaming Corp., 6.875%, 05/15/23	106,875
250,000	Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20 (d)	257,500
EUR 100,000	Cirsa Funding Luxembourg S.A., (Luxembourg), Reg. S, 5.750%, 05/15/21	111,737
100,000	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	96,750
10,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24 (e)	10,275
200,000	International Game Technology plc, (United Kingdom), 6.250%, 02/15/22 (e)	212,500
50,000	Interval Acquisition Corp., 5.625%, 04/15/23	51,250
40,000	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.750%, 11/15/21 (e)	40,100
390,000	MGM Resorts International, 4.625%, 09/01/26	371,475

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Hotels, Restaurants & Leisure — continued
GBP 100,000	Pizzaexpress Financing 2 plc, (United Kingdom), Reg. S, 6.625%, 08/01/21	124,826
125,000	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	126,812
100,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (e)	98,625

		1,608,725

	Household Durables — 1.1%
50,000	Apex Tool Group LLC, 7.000%, 02/01/21 (e)	45,000
105,000	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	109,463
120,000	Tempur Sealy International, Inc., 5.625%, 10/15/23	122,400

		276,863

	Internet & Direct Marketing Retail — 0.4%
EUR 100,000	eDreams ODIGEO S.A., (Luxembourg), 8.500%, 08/01/21 (e)	110,215

	Leisure Products — 0.4%
105,000	Vista Outdoor, Inc., 5.875%, 10/01/23	109,200

	Media — 8.7%
200,000	Altice Luxembourg S.A., (Luxembourg), 7.750%, 05/15/22 (e)	209,500
	Clear Channel Worldwide Holdings, Inc.,
305,000	Series B, 6.500%, 11/15/22	307,669
190,000	Series B, 7.625%, 03/15/20	187,387
	DISH DBS Corp.,
225,000	5.875%, 11/15/24	228,094
225,000	7.750%, 07/01/26	248,344
75,000	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	77,063
50,000	Regal Entertainment Group, 5.750%, 06/15/23	50,750
100,000	Sinclair Television Group, Inc., 5.625%, 08/01/24 (e)	98,750
270,000	Sirius XM Radio, Inc., 5.375%, 04/15/25 (e)	270,842
200,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 5.500%, 01/15/23 (e)	205,424
200,000	Videotron Ltd., (Canada), 5.375%, 06/15/24 (e)	204,080
90,000	WMG Acquisition Corp., 5.625%, 04/15/22 (e)	92,700

		2,180,603

	Multiline Retail — 0.3%
80,000	Neiman Marcus Group Ltd. LLC, 8.750% (cash), 10/15/21 (e) (v)	60,400

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Specialty Retail — 2.1%
EUR 100,000	Groupe Fnac S.A., (France), 3.250%, 09/30/23 (e)	106,780
55,000	Hillman Group, Inc. (The), 6.375%, 07/15/22 (e)	51,425
EUR 100,000	Kirk Beauty One GmbH, (Germany), Reg. S, 8.750%, 07/15/23	114,209
150,000	Michaels Stores, Inc., 5.875%, 12/15/20 (e)	154,425
100,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	103,750

		530,589

	Textiles, Apparel & Luxury Goods — 0.5%
EUR 100,000	BiSoho SAS, (France), Reg. S, 5.875%, 05/01/23	112,998

	Total Consumer Discretionary	6,017,491

	Consumer Staples — 2.7%
	Food & Staples Retailing — 1.0%
EUR 100,000	Dufry Finance SCA, (Luxembourg), Reg. S, 4.500%, 08/01/23	111,814
GBP 100,000	Iceland Bondco plc, (United Kingdom), Reg. S, 6.250%, 07/15/21	122,900

		234,714

	Food Products — 0.7%
GBP 100,000	Boparan Finance plc, (United Kingdom), Reg. S, 5.250%, 07/15/19	123,869
50,000	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	52,000

		175,869

	Household Products — 1.0%
100,000	Central Garden & Pet Co., 6.125%, 11/15/23	104,250
50,000	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	50,000
100,000	HRG Group, Inc., 7.750%, 01/15/22	103,750

		258,000

	Total Consumer Staples	668,583

	Energy — 6.6%
	Energy Equipment & Services — 0.0% (g)
10,000	Weatherford International Ltd., (Bermuda), 9.875%, 02/15/24 (e)	10,350

	Oil, Gas & Consumable Fuels — 6.6%
100,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, 09/15/24 (e)	102,250
55,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	53,075
150,000	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	155,250
125,000	Concho Resources, Inc., 6.500%, 01/15/22	129,687

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — continued
100,000	Continental Resources, Inc., 4.500%, 04/15/23	97,250
75,000	Denbury Resources, Inc., 5.500%, 05/01/22	61,687
15,000	EP Energy LLC/Everest Acquisition Finance, Inc., 8.000%, 11/29/24 (e)	15,450
115,000	MEG Energy Corp., (Canada), 7.000%, 03/31/24 (e)	100,338
125,000	Newfield Exploration Co., 5.750%, 01/30/22	129,375
125,000	Oasis Petroleum, Inc., 6.875%, 01/15/23	128,125
100,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 04/15/23	103,366
EUR 100,000	Saipem Finance International B.V., (Netherlands), Reg. S, 3.750%, 09/08/23	108,004
50,000	Southwestern Energy Co., 4.100%, 03/15/22	46,000
100,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/23	94,250
20,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.250%, 01/15/25	20,275
150,000	Whiting Petroleum Corp., 5.750%, 03/15/21	147,750
140,000	WPX Energy, Inc., 8.250%, 08/01/23	154,350

		1,646,482

	Total Energy	1,656,832

	Financials — 1.0%
	Consumer Finance — 0.1%
25,000	Ally Financial, Inc., 4.250%, 04/15/21	24,625

	Diversified Financial Services — 0.9%
EUR 100,000	Monitchem HoldCo 3 S.A., (Luxembourg), Reg. S, 5.250%, 06/15/21	106,515
EUR 100,000	Worldpay Finance plc, (United Kingdom), Reg. S, 3.750%, 11/15/22	112,874

		219,389

	Total Financials	244,014

	Health Care — 10.1%
	Health Care Equipment & Supplies — 1.5%
EUR 100,000	Auris Luxembourg II S.A., (Luxembourg), Reg. S, 8.000%, 01/15/23	114,720
100,000	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	87,440
75,000	Kinetic Concepts, Inc./KCI USA, Inc., 9.625%, 10/01/21 (e)	70,688
100,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 5.625%, 10/15/23 (e)	90,500

		363,348

	Health Care Providers & Services — 6.6%
80,000	DaVita, Inc., 5.000%, 05/01/25	78,000

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
	HCA, Inc.,
100,000	5.250%, 04/15/25	100,750
685,000	5.375%, 02/01/25	670,444
100,000	HealthSouth Corp., 5.750%, 11/01/24	100,250
95,000	inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.500%, 10/01/24 (e)	95,950
100,000	Kindred Healthcare, Inc., 8.750%, 01/15/23	89,000
EUR 150,000	Synlab Unsecured Bondco plc, (United Kingdom), Reg. S, 8.250%, 07/01/23	170,452
	Tenet Healthcare Corp.,
185,000	6.750%, 06/15/23	158,175
10,000	7.500%, 01/01/22 (e)	10,294
200,000	8.125%, 04/01/22	182,500

		1,655,815

	Health Care Technology — 0.2%
50,000	Quintiles IMS, Inc., 4.875%, 05/15/23 (e)	50,975

	Pharmaceuticals — 1.8%
610,000	Valeant Pharmaceuticals International, Inc., (Canada), 5.875%, 05/15/23 (e)	451,019

	Total Health Care	2,521,157

	Industrials — 9.0%
	Aerospace & Defense — 1.7%
150,000	Arconic, Inc., 5.900%, 02/01/27	152,250
70,000	KLX, Inc., 5.875%, 12/01/22 (e)	71,575
EUR 90,000	Leonardo-Finmeccanica S.p.A., (Italy), 5.250%, 01/21/22	109,088
100,000	TransDigm, Inc., 6.500%, 05/15/25	103,000

		435,913

	Air Freight & Logistics — 0.4%
100,000	XPO Logistics, Inc., 6.500%, 06/15/22 (e)	103,625

	Commercial Services & Supplies — 1.7%
100,000	ACCO Brands Corp., 6.750%, 04/30/20	104,750
100,000	Clean Harbors, Inc., 5.250%, 08/01/20	102,250
100,000	Herc Rentals, Inc., 7.750%, 06/01/24 (e)	102,500
EUR 100,000	Verisure Holding AB, (Sweden), Reg. S, 6.000%, 11/01/22	114,606

		424,106

	Electrical Equipment — 1.2%
50,000	General Cable Corp., 5.750%, 10/01/22	47,750
EUR 150,000	NEW Areva Holding S.A., (France), 4.875%, 09/23/24	158,580
100,000	Novelis Corp., 5.875%, 09/30/26 (e)	99,875

		306,205

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Machinery — 1.2%
EUR 100,000	Galapagos S.A., (Luxembourg), Reg. S, 5.375%, 06/15/21	99,361
50,000	Gates Global LLC/Gates Global Co., 6.000%, 07/15/22 (e)	47,750
100,000	Manitowoc Foodservice, Inc., 9.500%, 02/15/24	114,000
50,000	SPX FLOW, Inc., 5.625%, 08/15/24 (e)	49,125

		310,236

	Road & Rail — 1.7%
125,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 6.375%, 04/01/24 (e)	124,063
EUR 100,000	Europcar Groupe S.A., (France), Reg. S, 5.750%, 06/15/22	109,959
	Hertz Corp. (The),
100,000	5.500%, 10/15/24 (e)	87,125
100,000	6.250%, 10/15/22	94,250

		415,397

	Trading Companies & Distributors — 0.6%
150,000	United Rentals North America, Inc., 5.500%, 07/15/25	151,125

	Transportation Infrastructure — 0.5%
EUR 100,000	Swissport Investments S.A., (Luxembourg), Reg. S, 6.750%, 12/15/21	112,900

	Total Industrials	2,259,507

	Information Technology — 5.2%
	Communications Equipment — 0.6%
150,000	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	156,188

	Electronic Equipment, Instruments & Components — 0.4%
100,000	Belden, Inc., 5.500%, 09/01/22 (e)	102,000

	IT Services — 1.2%
305,000	First Data Corp., 5.750%, 01/15/24 (e)	308,812

	Semiconductors & Semiconductor Equipment — 0.9%
100,000	Amkor Technology, Inc., 6.375%, 10/01/22	102,875
100,000	Micron Technology, Inc., 7.500%, 09/15/23 (e)	110,000

		212,875

	Software — 1.7%
100,000	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	102,500
100,000	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	100,000
145,000	Infor U.S., Inc., 6.500%, 05/15/22	149,350
70,000	Informatica LLC, 7.125%, 07/15/23 (e)	65,800

		417,650

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — 0.4%
100,000	Western Digital Corp., 7.375%, 04/01/23 (e)	108,000

	Total Information Technology	1,305,525

	Materials — 5.6%
	Chemicals — 3.0%
100,000	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	113,250
150,000	Hexion, Inc., 6.625%, 04/15/20	129,000
100,000	Huntsman International LLC, 5.125%, 11/15/22	101,500
200,000	INEOS Group Holdings S.A., (Luxembourg), 5.625%, 08/01/24 (e)	195,460
100,000	LSB Industries, Inc., SUB, 8.500%, 08/01/19	92,500
100,000	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	105,750

		737,460

	Containers & Packaging — 2.2%
EUR 200,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., (Ireland), Reg. S, 6.750%, 05/15/24	221,244
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 5.750%, 10/15/20	102,875
EUR 100,000	SIG Combibloc Holdings S.C.A., (Luxembourg), Reg. S, 7.750%, 02/15/23	111,682
EUR 100,000	Verallia Packaging SASU, (France), Reg. S, 5.125%, 08/01/22	110,489

		546,290

	Paper & Forest Products — 0.4%
EUR 100,000	WEPA Hygieneprodukte GmbH, (Germany), Reg. S, 3.750%, 05/15/24	108,316

	Total Materials	1,392,066

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 1.9%
	Communications Sales & Leasing, Inc./CSL Capital LLC,
100,000	6.000%, 04/15/23 (e)	103,750
100,000	8.250%, 10/15/23	104,750
75,000	CoreCivic, Inc., 4.625%, 05/01/23	72,937
85,000	GEO Group, Inc. (The), 5.125%, 04/01/23	80,325
100,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625%, 05/01/24 (e)	104,750

	Total Real Estate	466,512

	Telecommunication Services — 15.9%
	Diversified Telecommunication Services — 11.4%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
380,000	5.750%, 02/15/26 (e)	390,450

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Diversified Telecommunication Services — continued
220,000	5.875%, 04/01/24 (e)	232,925
100,000	CenturyLink, Inc., 5.625%, 04/01/25	93,125
60,000	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	60,675
EUR 150,000	eircom Finance DAC, (Ireland), Reg. S, 4.500%, 05/31/22	164,131
100,000	Frontier Communications Corp., 7.125%, 01/15/23	87,500
	Intelsat Jackson Holdings S.A., (Luxembourg),
175,000	5.500%, 08/01/23	114,188
100,000	7.250%, 04/01/19	78,500
100,000	8.000%, 02/15/24 (e)	100,750
150,000	Level 3 Financing, Inc., 5.375%, 05/01/25	149,250
200,000	SFR Group S.A., (France), 7.375%, 05/01/26 (e)	199,500
245,000	Sprint Capital Corp., 8.750%, 03/15/32	257,250
200,000	UPCB Finance IV Ltd., (Cayman Islands), 5.375%, 01/15/25 (e)	197,124
180,000	Virgin Media Secured Finance plc, (United Kingdom), 5.375%, 04/15/21 (e)	185,625
200,000	Wind Acquisition Finance S.A., (Luxembourg), 7.375%, 04/23/21 (e)	204,000
270,000	Windstream Services LLC, 6.375%, 08/01/23	234,900
100,000	Zayo Group LLC/Zayo Capital, Inc., 6.375%, 05/15/25	104,250

		2,854,143

	Wireless Telecommunication Services — 4.5%
EUR 150,000	Matterhorn Telecom Holding S.A., (Luxembourg), Reg. S, 4.875%, 05/01/23	156,720
575,000	Sprint Corp., 7.625%, 02/15/25	584,344
250,000	T-Mobile USA, Inc., 6.500%, 01/15/24	267,107
125,000	United States Cellular Corp., 6.700%, 12/15/33	122,500

		1,130,671

	Total Telecommunication Services	3,984,814

	Utilities — 2.3%
	Electric Utilities — 0.9%
EUR 100,000	EDP - Energias de Portugal S.A., (Portugal), Reg. S, VAR, 5.375%, 09/16/75	106,732
EUR 100,000	Enel S.p.A., (Italy), Reg. S, VAR, 5.000%, 01/15/75	110,490

		217,222

	Gas Utilities — 0.8%
190,000	Sabine Pass Liquefaction LLC, 5.750%, 05/15/24	200,450

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Independent Power & Renewable Electricity Producers — 0.6%
50,000	AES Corp., 4.875%, 05/15/23	48,500
125,000	Dynegy, Inc., 5.875%, 06/01/23	109,062

		157,562

	Total Utilities	575,234

	Total Corporate Bonds (Cost $21,299,186)	21,091,735

Preferred Securities — 1.0% (x)
	Consumer Discretionary — 0.4%
	Media — 0.4%
EUR 100,000	SES S.A., (Luxembourg), Reg. S, VAR, 4.625%, 01/02/22	104,925

	Financials — 0.6%
	Banks — 0.6%
135,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18	137,025

	Total Preferred Securities (Cost $250,663)	241,950

Loan Assignments — 2.2%
	Consumer Discretionary — 1.1%
	Leisure Products — 0.4%
100,000	Steinway Musical Instruments, Inc., 1st Lien Term Loan, VAR, 4.750%, 09/19/19 ^	96,250

	Media — 0.5%
150,000	iHeartCommunications, Inc., Term Loan D, VAR, 7.356%, 01/30/19 ^	116,109

	Specialty Retail — 0.2%
100,000	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21 ^	64,125

	Total Consumer Discretionary	276,484

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
100,000	EP Energy LLC/Everest Acquisition Finance, Inc., 1st Lien Term Loan, VAR, 9.750%, 06/30/21 ^	101,188

	Health Care — 0.4%
	Health Care Equipment & Supplies — 0.4%
100,000	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, VAR, 4.750%, 06/30/21 ^	97,857

	Information Technology — 0.3%
	Software — 0.3%
100,000	Veritas U.S., Inc, Initial Dollar Term B-1 Loan, VAR, 6.625%, 01/27/23 ^	89,800

	Total Loan Assignments (Cost $571,875)	565,329

SHARES($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 12.4%
	Investment Company — 12.4%
3,085,725	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.280% (Cost $3,085,725) (b) (l)	3,085,725

	Total Investments — 100.8% (Cost $25,414,748)	25,192,302
	Liabilities in Excess of Other Assets — (0.8)%	(211,303)

	NET ASSETS — 100.0%	$24,980,999

Percentages indicated are based on net assets.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT NOVEMBER 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,282,848	EUR	Deutsche Bank AG	12/05/16	$3,495,857	$3,479,665	$(16,192)
11,183	EUR	Merrill Lynch International	12/05/16	11,989	11,854	(135)
36,525	EUR	Royal Bank of Canada	12/05/16	40,111	38,715	(1,396)

298,478	GBP	Royal Bank of Canada	12/05/16	371,040	373,470	2,430

				$3,918,997	$3,903,704	$(15,293)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT NOVEMBER 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
217,450	EUR	Merrill Lynch International	12/05/16	$240,790	$230,487	$10,303
3,113,107	EUR	Royal Bank of Canada	12/05/16	3,453,230	3,299,746	153,484
3,282,848	EUR	Deutsche Bank AG	01/05/17	3,502,441	3,486,373	16,068
8,646	EUR	Merrill Lynch International	01/05/17	9,174	9,182	(8)
4,732	EUR	Royal Bank of Canada	01/05/17	5,024	5,025	(1)

298,478	GBP	Royal Bank of Canada	12/05/16	367,820	373,470	(5,650)
298,478	GBP	Royal Bank of Canada	01/05/17	371,449	373,892	(2,443)

				$7,949,928	$7,778,175	$171,753

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EUR	—	Euro
GBP	—	British Pound
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of November 30, 2016.
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of November 30, 2016.

(b)	—	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	—	Defaulted Security.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.05%.
(l)	—	The rate shown is the current yield as of November 30, 2016.
(v)	—	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)	—	Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as off November 30, 2016.
^	—	All or a portion of the security is unsettled as of November 30, 2016. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

As of November 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$164,093
Aggregate gross unrealized depreciation	(386,539)

Net unrealized appreciation/depreciation	$(222,446)

Federal income tax cost of investments	$25,414,748

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and Forward Foreign Currency Exchange Contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•	Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$107,688	$—	$107,688
Information Technology	—	99,875	—	99,875

Total Convertible Bonds	—	207,563	—	207,563

Corporate Bonds
Consumer Discretionary	—	6,017,491	—	6,017,491
Consumer Staples	—	668,583	—	668,583
Energy	—	1,656,832	—	1,656,832
Financials	—	244,014	—	244,014
Health Care	—	2,521,157	—	2,521,157
Industrials	—	2,259,507	—	2,259,507
Information Technology	—	1,305,525	—	1,305,525
Materials	—	1,392,066	—	1,392,066
Real Estate	—	466,512	—	466,512
Telecommunication Services	—	3,906,314	78,500	3,984,814
Utilities	—	575,234	—	575,234

Total Corporate Bonds	—	21,013,235	78,500	21,091,735

Preferred Securities
Consumer Discretionary	—	104,925	—	104,925
Financials	—	137,025	—	137,025

Total Preferred Securities	—	241,950	—	241,950

Loan Assignments
Consumer Discretionary	—	276,484	—	276,484
Energy	—	101,188	—	101,188
Health Care	—	97,857	—	97,857
Information Technology	—	89,800	—	89,800

Total Loan Assignments	—	565,329	—	565,329

Short-Term Investment
Investment Company	3,085,725	—	—	3,085,725

Total Investments in Securities	$3,085,725	$22,028,077	$78,500	$25,192,302

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$182,285	$—	$182,285

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25,825)	$—	$(25,825)

There were no transfers between levels 1 and 2 during the period ended November 30, 2016.

B. Derivatives — The Fund used derivative instruments including forward foreign currency exchange contracts, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) below describe the derivatives used by the Fund.

(1). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions. As of November 30, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — 5.8%
	Florida — 1.1%
	Industrial Development Revenue/Pollution Control Revenue — 1.1%
200,000	Township of Jackson, Gulf Power Co., Project, Rev., VRDO, 0.550%, 12/01/16	200,000

	Louisiana — 0.9%
	Industrial Development Revenue/Pollution Control Revenue — 0.9%
150,000	St. Charles Parish, Pollution Control, Shell Oil Co. Project, Series B, Class B, Rev., VRDO, 0.510%, 12/01/16	150,000

	Maryland — 1.1%
	Education — 1.1%
200,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Issue, Series D, Rev., VRDO, 0.460%, 12/01/16	200,000

	Minnesota — 0.9%
	Housing — 0.9%
150,000	City of Minneapolis, St. Paul Housing & Redevelopment Authority, Children Health Care Facilities, Series A, Class A, Rev., VRDO, AGM, 0.460%, 12/01/16	150,000

	Missouri — 0.6%
	Education — 0.6%
100,000	Missouri State Health & Educational Facilities Authority, Variable Rate Demand Educational Facilities, Series C, Class C, Rev., VRDO, 0.440%, 12/01/16	100,000

	New Hampshire — 0.6%
	Education — 0.6%
100,000	New Hampshire Health & Educational Facilities Authority, University System, Series B, Rev., VRDO, 0.480%, 12/01/16	100,000

	Texas — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
100,000	Lower Neches Valley Authority Industrial Development Corp., Exxonmobil Project, Rev., VRDO, 0.430%, 12/01/16	100,000

	Total Daily Demand Notes (Cost $1,000,000)	1,000,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Monthly Demand Note — 1.2%
	Pennsylvania — 1.2%
	Transportation — 1.2%
200,000	Pennsylvania Turnpike Commission, Series A-1, Rev., VAR, 1.032%, 01/03/17 (Cost $200,000)	199,384

Municipal Bonds — 85.2% (t)
	Alabama — 0.9%
	Water & Sewer — 0.9%
150,000	Ozark Utilities Board, Water & Sewer, Rev., AGM, 2.000%, 09/01/17	150,876

	Alaska — 1.0%
	General Obligation — 0.6%
100,000	Municipality of Anchorage, Series B, GO, 5.000%, 08/01/17	102,661

	Housing — 0.1%
25,000	Alaska Housing Finance Corporation, General Mortgage, Series A, Rev., 1.650%, 12/01/17	25,131

	Prerefunded — 0.3%
50,000	Alaska Rail Road Corp., Capital Grant Receipts, Rev., NATL-RE, 5.000%, 08/01/17 (p)	51,372

	Total Alaska	179,164

	Arizona — 1.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.7%
125,000	Industrial Development Authority, County of Yavapai, Regional Medical Center, Rev., 3.000%, 08/01/17	126,354

	Transportation — 0.6%
100,000	Town of Gilbert, Arizona Street & Highway User, Rev., 4.000%, 07/01/17	101,707

	Total Arizona	228,061

	Arkansas — 0.9%
	General Obligation — 0.1%
25,000	County of Benton, Bentonville School District No. 6, Series A, GO, 4.000%, 06/01/17	25,369

	Hospital — 0.2%
25,000	Arkansas Development Finance Authority, Healthcare, Baptist Health, Series A, Rev., 4.000%, 12/01/17	25,692

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.6%
100,000	City of Hot Springs, Wastewater Refunding and Construction, Rev., 2.000%, 12/01/17	100,828

	Total Arkansas	151,889

	California — 6.5%
	General Obligation — 0.6%
100,000	Chaffey Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 06/01/17	99,404

	Hospital — 0.7%
125,000	Palomar Health, Rev., 3.000%, 11/01/17	125,540

	Other Revenue — 2.3%
100,000	California Municipal Finance Authority, NorthBay Healthcare Group, Series A, Rev., 2.000%, 11/01/17	100,622
300,000	Sacramento City Financing Authority, Community Reinvestment Capital Improvement Program, Series A, Class A, Rev., AMBAC, 4.500%, 12/01/16 (p)	300,033

		400,655

	Prerefunded — 0.6%
25,000	Azusa Public Financing Authority, Water System Capital Improvement Program, Rev., AGM, 5.000%, 01/01/17 (p)	25,091
30,000	Chaffey Community College District, Election of 2002, Series C, GO, NATL-RE, 5.000%, 06/01/17 (p)	30,629
25,000	Palomar California Community College District, Election Of 2006, Series A, GO, AGM, 5.000%, 05/01/17 (p)	25,438
25,000	Santa Clara Valley Transportation Authority, Measure A Sales Tax, Series A, Rev., AMBAC, 5.000%, 04/01/17 (p)	25,350

		106,508

	Utility — 0.4%
40,000	City of Los Angeles, Department of Water & Power, Power System, Subseries A-1, Rev., AMBAC, 5.000%, 07/01/17	40,971
25,000	East Bay Municipal Utility District, Water System, Series B, Rev., 4.000%, 06/01/17	25,396

		66,367

	Water & Sewer — 1.9%
	California State Department of Water Resources, Central Valley Project Water System,
245,000	Series AE, Rev., 4.500%, 12/01/16	245,024

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Water & Sewer — continued
75,000	Series AQ, Rev., 5.000%, 12/01/16	75,009

		320,033

	Total California	1,118,507

	Colorado — 2.2%
	Certificate of Participation/Lease — 0.6%
100,000	City of Avon, COP, 2.000%, 12/01/17	100,718

	Hospital — 0.8%
	Colorado Health Facilities Authority, Catholic Health Initiatives,
100,000	Series A, Rev., 5.000%, 02/01/17	100,647
30,000	Series A, Rev., 5.000%, 07/01/17	30,669

		131,316

	Water & Sewer — 0.8%
140,000	City of Fountain, Electric Water & Wastewater Utility Enterprise, Rev., AGM, 2.000%, 12/01/16	140,004

	Total Colorado	372,038

	Connecticut — 0.2%
	Other Revenue — 0.2%
35,000	State of Connecticut, State Revolving Fund, Series A, Rev., 4.000%, 01/01/17	35,097

	Florida — 4.6%
	Education — 0.6%
100,000	Higher Educational Facilities Financing Authority, Flagler College, Inc., Project, Series B, Rev., 3.000%, 11/01/17	101,504

	General Obligation — 0.5%
80,000	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.500%, 06/01/17	81,879

	Hospital — 0.4%
75,000	Sarasota County Health Facilities Authority, Village of Isle Project, Rev., 2.000%, 01/01/17	75,055

	Other Revenue — 2.6%
250,000	City of Port St. Lucie, Community Redevelopment Agency, Rev., 2.000%, 01/01/17	250,200
200,000	Florida State Municipal Loan Council, Rev., NATL-RE, 2.000%, 10/01/17	200,826

		451,026

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.5%
35,000	Osceola County, Infrastructure Sales Surtax, Rev., AMBAC, 5.000%, 10/01/17 (p)	36,179
40,000	Palm Beach County School District, Series E, COP, NATL-RE, 5.000%, 08/01/17 (p)	41,108

		77,287

	Total Florida	786,751

	Georgia — 1.8%
	Certificate of Participation/Lease — 0.2%
35,000	Fulton County Facilities Corporation, COP, 5.000%, 11/01/17	36,239

	General Obligation — 1.1%
40,000	Glynn County School District, Sales Tax, GO, 5.000%, 08/01/17	41,095
150,000	Henry County School District, State Aid Intercept Program, GO, 4.000%, 12/01/16	150,013

		191,108

	Other Revenue — 0.2%
30,000	Cobb County-Marietta, Coliseum & Exhibit Hall Authority, Performing Arts Central Project, Rev., 4.000%, 01/01/17	30,084

	Prerefunded — 0.2%
30,000	County of Paulding, School District, GO, 5.000%, 02/01/17 (p)	30,213

	Water & Sewer — 0.1%
25,000	Clayton County Water Authority, Water & Sewerage, Rev., 4.000%, 05/01/17	25,328

	Total Georgia	312,972

	Hawaii — 0.2%
	Transportation — 0.2%
30,000	State of Hawaii, State Highway Fund, Rev., 5.250%, 01/01/17	30,115

	Illinois — 6.0%
	General Obligation — 5.2%
50,000	Board of Education of the City of Chicago, Series D, GO, AGM, 5.000%, 12/01/16 (p)	50,006
100,000	City of Berwyn, Series A, GO, 3.000%, 12/01/17	101,265
100,000	City of Country Club Hills, GO, 2.000%, 12/01/16	100,002
100,000	Cook & Will Counties, Township High School District No. 206, GO, AGM, 3.000%, 12/15/16	100,081

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	General Obligation — continued
150,000	Cook County, Proviso Township High School District No. 209, Series B, GO, AGM, 4.000%, 12/01/18	156,412
150,000	County of Cook, Series A, GO, 5.000%, 11/15/18	159,045
100,000	State of Illinois, GO, 5.000%, 02/01/18	102,840
125,000	Streamwood Park District, GO, 2.000%, 12/01/17	125,760

		895,411

	Other Revenue — 0.8%
25,000	McLean County, Public Building Commission, Rev., 3.000%, 12/01/16	25,002
100,000	State of Illinois, Sales Tax, Series B, Rev., 3.000%, 06/15/17	100,963

		125,965

	Total Illinois	1,021,376

	Indiana — 1.4%
	Water & Sewer — 1.4%
200,000	City of Mount Vernon, Waterworks, Rev., BAN, 2.000%, 07/01/17	200,132
35,000	Indianapolis Local Public Improvement Bond Bank, Sanitary District Project, Series A, Class A, Rev., XLCA, 4.000%, 01/01/17 (p)	35,096

	Total Indiana	235,228

	Iowa — 0.3%
	Hospital — 0.3%
50,000	Iowa Finance Authority, Healthcare, Genesis Health System, Rev., 4.000%, 07/01/17	50,812

	Kansas — 0.2%
	General Obligation — 0.2%
40,000	Miami County, Unified School District No. 368, GO, 2.000%, 09/01/17	40,277

	Louisiana — 0.7%
	Other Revenue — 0.7%
125,000	City of Shreveport, Independence Stadium Project, Rev., 3.000%, 03/01/18	127,145

	Maryland — 0.1%
	Prerefunded — 0.1%
25,000	State of Maryland, State & Local Facilities Loan, First Lien, GO, 5.000%, 03/15/17 (p)	25,304

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Massachusetts — 0.3%
	General Obligation — 0.1%
25,000	Commonwealth of Massachusetts, Series E, GO, 5.000%, 12/01/16	25,003

	Other Revenue — 0.2%
25,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series A, Rev., AMBAC, 5.000%, 08/15/17 (p)	25,734

	Total Massachusetts	50,737

	Michigan — 1.5%
	General Obligation — 0.9%
50,000	County of Wayne, Livonia Public Schools School District, Unlimited Tax, GO, 4.000%, 05/01/17	50,562
100,000	State of Michigan, Northville Public Schools, GO, Q-SBLF, 5.000%, 05/01/17	101,686

		152,248

	Prerefunded — 0.3%
50,000	County of Kentucky, Gerald R. Ford International Airport, GO, 5.000%, 01/01/17 (p)	50,181

	Utility — 0.3%
50,000	County of Wayne, Western Townships Utilities Authority, Sewage Disposal System, Limited Tax, Rev., 3.000%, 01/01/17	50,084

	Total Michigan	252,513

	Minnesota — 2.6%
	Certificate of Participation/Lease — 0.6%
100,000	Triton Independent School District No. 2125, Dodge Center, Series A, COP, 2.000%, 04/01/17	100,248

	Education — 0.3%
50,000	City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project, Series A, Rev., 3.000%, 07/01/19	50,310

	General Obligation — 1.7%
75,000	City of Anoka, Water Revenue, Series A, GO, 3.000%, 02/01/17	75,277
40,000	City of Rochester, Waste Water System, Series A, GO, 5.000%, 02/01/17	40,285
50,000	City of Sartell, Series B, GO, 2.750%, 02/01/17	50,165
25,000	County of Itasca, Independent School District No. 318, School Building, Series A, GO, 3.000%, 02/01/17	25,085

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	General Obligation — continued
25,000	Eden Prairie Independent School District No. 272, Alternative Facilities, Series A, GO, 4.250%, 02/01/17	25,144
25,000	Minneapolis Special School District No. 1, Series C, GO, 3.000%, 02/01/17	25,093
25,000	Rochester Independent School District No. 535, School Building, Series A, GO, 3.000%, 02/01/17	25,093
25,000	State of Minnesota, Various Purpose, Series D, GO, 3.000%, 08/01/17	25,346

		291,488

	Total Minnesota	442,046

	Missouri — 2.8%
	Education — 0.6%
100,000	Missouri State Health & Educational Facilities Authority, Lutheran Senior Services Project, Series B, Rev., 3.000%, 02/01/17	100,305

	General Obligation — 0.1%
25,000	Springfield School District No. R-12, Missouri Direct Deposit Program, GO, 2.000%, 03/01/17	25,071

	Hospital — 0.9%
150,000	County of Boone, Boone Hospital Center, Rev., 3.000%, 08/01/17	151,746

	Other Revenue — 0.6%
100,000	Missouri Development Finance Board Infrastructure Facilities, City of Independence, Centerpoint Project, Series B, Rev., 3.000%, 04/01/17	100,562

	Prerefunded — 0.2%
35,000	Missouri Highways & Transportation Commission, Second Lien, Rev., 5.250%, 05/01/17 (p)	35,630

	Water & Sewer — 0.4%
60,000	City of Springfield, Sewer System Improvements Project, Rev., 4.000%, 04/01/17	60,576

	Total Missouri	473,890

	Nebraska — 1.3%
	General Obligation — 0.7%
25,000	City of Omaha, GO, 5.000%, 06/01/17	25,515
100,000	Gretna Public Schools, GO, 4.000%, 12/15/16	100,125

		125,640

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.2%
30,000	City of Omaha, Public Power District, Electric System, Series A, Rev., 5.000%, 02/01/17 (p)	30,213

	Utility — 0.4%
25,000	City of Omaha, Public Power District, Electric System, Series B, Rev., 6.200%, 02/01/17 (p)	25,228
35,000	Nebraska Public Power District, Series B, Rev., AGM, 5.000%, 01/01/17	35,122

		60,350

	Total Nebraska	216,203

	Nevada — 0.6%
	General Obligation — 0.2%
25,000	Las Vegas Valley Water District, Refunding & Improvement, Series A, GO, 5.000%, 02/01/17	25,175

	Other Revenue — 0.4%
75,000	State of Nevada, Unemployment Compensation, Rev., 5.000%, 12/01/16	75,009

	Total Nevada	100,184

	New Hampshire — 1.5%
	General Obligation — 1.5%
250,000	County of Merrimack, GO, AGM, 4.250%, 12/01/16	250,025

	New Jersey — 10.5%
	Certificate of Participation/Lease — 0.9%
150,000	Township of West Orange, COP, AGM, 3.000%, 10/01/17	152,099

	General Obligation — 5.3%
90,000	Board of Education of the City of Asbury Park, GO, AGM, 4.500%, 02/01/17	90,536
105,000	Borough of Oakland, GO, 2.000%, 12/01/16	105,003
150,000	City of Rahway, GO, 2.000%, 04/15/17	150,531
25,000	County of Atlantic, GO, NATL-RE, 4.250%, 08/01/17	25,539
25,000	County of Essex, GO, 4.000%, 05/01/17	25,328
35,000	County of Middlesex, Series A, GO, 3.000%, 01/15/17	35,095
40,000	County of Monmouth, Series C, GO, 4.000%, 03/01/17	40,320
95,000	County of Passaic, GO, AGM, 5.000%, 02/01/17	95,664
75,000	County of Sussex, GO, 2.000%, 02/15/17	75,179
105,000	State of New Jersey, Series L, GO, AMBAC, 5.250%, 07/15/17	107,606

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	General Obligation — continued
150,000	The Board of Education of the Township of Franklin, County of Somerset, GO, 5.000%, 08/15/17	154,136

		904,937

	Hospital — 0.9%
150,000	New Jersey Economic Development Authority, Biomedical Research Facilities, Series A, Rev., 3.000%, 07/15/17	151,320

	Other Revenue — 1.7%
30,000	County of Monmouth, Improvement Authority, Governmental Pooled Loan, Rev., 5.000%, 01/15/17	30,157
65,000	New Jersey Building Authority, Series B, Rev., 5.000%, 06/15/17	66,145
200,000	The Union County Improvement Authority, City of Linden Omnibus Project, Rev., AGM, 2.000%, 11/01/17	201,262

		297,564

	Prerefunded — 0.5%
50,000	County of Hunterdon, Union Township School District, GO, AGM, 5.000%, 07/15/17 (p)	51,295
30,000	Township of Jackson, School District, GO, AGC, 4.500%, 02/01/17 (p)	30,187

		81,482

	Transportation — 1.2%
100,000	South Jersey Port Corp., Marine Terminal Revenue, Series S, Rev., 5.000%, 01/01/18	102,812
100,000	Trenton Parking Authority, City Guaranteed, Series B, Rev., AGM, 2.000%, 04/01/17	100,238

		203,050

	Total New Jersey	1,790,452

	New York — 4.9%
	Education — 0.5%
80,000	New York State Dormitory Authority, State University, Series A, Rev., 5.000%, 07/01/17	81,855

	General Obligation — 1.8%
50,000	City of New York, Fiscal Year 2014, Series G, GO, 5.000%, 08/01/17	51,352
50,000	County of Suffolk, Series B, GO, AGM, 5.250%, 05/01/17	50,869
	Town of Oyster Bay,
100,000	GO, 3.750%, 03/31/17	100,305

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
100,000	Series C, GO, BAN, 4.000%, 06/01/18	100,309

		302,835

	Special Tax — 0.8%
25,000	New York State Dormitory Authority, Unrefunded Balance, Personal Income Tax, Series A, Rev., 5.000%, 02/15/17	25,220
	New York State Urban Development Corp., State Personal Income Tax,
85,000	Series C, Rev., 4.000%, 12/15/16	85,116
25,000	Series E, Rev., 5.000%, 03/15/17	25,307

		135,643

	Transportation — 1.8%
100,000	Metropolitan Transportation Authority, State Service Contract, Series A, Rev., 5.750%, 01/01/17	100,412
210,000	New York Transportation Development Corp., Special Facility, American Airlines, Inc., John F. Kennedy International Airport Project, Rev., 5.000%, 08/01/17	213,450

		313,862

	Total New York	834,195

	Ohio — 5.1%
	General Obligation — 3.1%
100,000	Austintown Local School District, School Improvement, GO, 3.000%, 12/01/16	100,005
25,000	City of Upper Arlington, Unlimited Tax, Series C, GO, 3.000%, 12/01/16	25,002
100,000	County of Belmount, Various Purpose, GO, BAN, 1.375%, 08/31/17	100,080
200,000	County of Carroll, Classroom Facilities Improvement Bonds, GO, 1.250%, 12/01/16	200,002
30,000	County of Franklin, City of Columbus, School District, School Facilities Construction & Improvement, GO, AGM, 5.000%, 12/01/16	30,004
50,000	County of Franklin, Whitehall City School District, Series A, GO, 2.000%, 12/01/16	50,002
25,000	County of Franklin, Whitehall City School District, Facilities Construction & Improvement Bonds, Series A, GO, 3.125%, 12/01/16	25,001

		530,096

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
25,000	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Rev., 5.000%, 12/01/16	25,003

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Prerefunded — 0.9%
150,000	Little Miami Local School District, School Improvement, GO, AGM, 5.250%, 12/01/16 (p)	150,019

	Transportation — 0.9%
140,000	State of Ohio, Major New State Infrastructure Project, Series 3, Rev., 5.000%, 12/15/17	145,817

	Water & Sewer — 0.1%
25,000	City of Cleveland, Water Revenue, Series O, Rev., NATL-RE, 5.000%, 01/01/17	25,085

	Total Ohio	876,020

	Oklahoma — 4.6%
	Education — 3.9%
150,000	Grady County School Finance Authority, Educational Facilities Lease, Alex Public Schools Project, Rev., 3.000%, 12/01/17	151,810
200,000	Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project, Rev., 2.000%, 09/01/18	201,190
300,000	Tulsa County Industrial Authority, Educational Facilities Lease, Owasso Public Schools Project, Rev., 4.000%, 09/01/17	306,249

		659,249

	General Obligation — 0.7%
25,000	City of Oklahoma, GO, 5.000%, 03/01/17	25,265
100,000	City of Tulsa, GO, 3.000%, 03/01/17	100,543

		125,808

	Total Oklahoma	785,057

	Oregon — 2.9%
	General Obligation — 1.8%
	Lane County, Mapleton School District No. 32,
50,000	GO, 2.000%, 06/15/17	50,226
60,000	GO, 2.000%, 06/15/18	60,471
200,000	State of Oregon, Series A, GO, 2.000%, 06/30/17	201,328

		312,025

	Hospital — 1.1%
	Klamath Falls Intercommunity Hospital Authority, Sky Lakes Medical Center Project,
75,000	Rev., 2.000%, 09/01/17	75,468
100,000	Rev., 3.000%, 09/01/18	102,694

		178,162

	Total Oregon	490,187

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Pennsylvania — 5.2%
	Education — 0.6%
100,000	State Public School Building Authority, Philadelphia School District Project, Series A, Rev., 5.000%, 06/01/17	101,735

	General Obligation — 1.9%
35,000	Cornwall-Lebanon School District, GO, 3.000%, 02/15/17	35,150
85,000	County of Allegheny, North Allegheny School District, Series A, GO, 3.000%, 05/01/17	85,703
50,000	County of Bucks, Township of Bensalem, GO, 2.000%, 06/01/17	50,207
50,000	Manheim Central School District, GO, AGM, 4.000%, 03/01/17	50,381
30,000	Midd-West School District, Synder County, GO, 3.000%, 05/15/17	30,276
65,000	Parkland School District, Lehigh County, Series A, GO, 3.000%, 03/01/17	65,309

		317,026

	Hospital — 0.7%
125,000	Monroe County Hospital Authority, Pocono Medical Center, Rev., 3.000%, 01/01/17	125,194

	Other Revenue — 1.0%
175,000	Delaware Valley Regional Finance Authority, Local Government, Rev., 5.750%, 07/01/17	179,676

	Prerefunded — 0.8%
25,000	County of Lancaster, GO, AMBAC, 5.000%, 05/01/17 (p)	25,436
50,000	Delaware River Joint Toll Bridge Commission, Series A, Rev., NATL-RE, 5.000%, 07/01/17 (p)	51,198
40,000	Scranton Parking Authority, Guaranteed Parking, Rev., AGC, 5.250%, 06/01/17 (p)	40,887
25,000	Township of Middletown, Bucks County, GO, 2.000%, 02/15/17 (p)	25,063

		142,584

	Water & Sewer — 0.2%
25,000	Altoona City Authority, Water, Rev., AGM, 5.000%, 11/01/17	25,824

	Total Pennsylvania	892,039

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Rhode Island — 0.5%
	Education — 0.4%
65,000	Rhode Island Health & Educational Building Corp., Public School Financing Program, Series B, Rev., 2.000%, 05/15/17	65,237

	Prerefunded — 0.1%
25,000	Rhode Island Health & Educational Building Corp., Public School Financing Program, Series A, Rev., AGM, 5.000%, 05/15/17 (p)	25,475

	Total Rhode Island	90,712

	South Carolina — 0.4%
	General Obligation — 0.3%
25,000	County of Dorchester, Transportation Projects, Series A, GO, 3.000%, 05/01/17	25,224
25,000	Horry County School District, GO, SCSDE, 4.000%, 03/01/17	25,202

		50,426

	Other Revenue — 0.1%
25,000	South Carolina Public Service Authority, Santee Cooper, Series E, Rev., 5.000%, 01/01/17 (p)	25,089

	Total South Carolina	75,515

	Texas — 6.9%
	Education — 1.6%
115,000	Houston Higher Education Finance Corp., Series A, Rev., PSF-GTD, 3.000%, 02/15/17	115,500
150,000	Tarrant County, Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project, Rev., 2.000%, 05/15/17	149,456

		264,956

	General Obligation — 3.3%
150,000	City of Bullard, GO, 2.000%, 09/01/17	150,888
30,000	City of League, Series B, GO, 4.000%, 02/15/17	30,191
100,000	City of Melissa, GO, 2.000%, 02/15/17	100,184
45,000	City of Rowlett, Certificates of Obligation, GO, 3.000%, 02/15/17	45,185
25,000	Conroe Independent School District, GO, PSF-GTD, 4.000%, 02/15/17	25,166
25,000	County of Hays, Certificates of Obligation, GO, 5.000%, 02/15/17	25,216
35,000	Dallas County Community College District, Refunding & Improvement, GO, 5.000%, 02/15/17	35,306

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
100,000	Harris County Municipal Utility District No. 412, GO, 2.000%, 09/01/18	100,635
25,000	San Angelo Independent School District, School Building, Series A, GO, AGC, 5.000%, 02/15/17	25,214
25,000	Spring Branch Independent School District, Schoolhouse, Unlimited Tax, GO, 5.000%, 02/01/17	25,171

		563,156

	Prerefunded — 1.0%
50,000	City of Waxahachie, Certificates of Obligation, GO, XLCA, 5.250%, 08/01/17 (p)	51,465
35,000	County of Harris, Pasadena Independent School District, School Building, GO, PSF-GTD, 4.750%, 02/15/17 (p)	35,287
60,000	Pflugerville Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/17 (p)	60,524
25,000	Spring Independant School District, Series A, GO, PSF-GTD, 5.000%, 08/15/17 (p)	25,732

		173,008

	Utility — 0.6%
25,000	City of Houston, Combined Utility System, First Lien, Series A, Rev., NATL-RE, 5.250%, 05/15/17	25,502
	City of San Antonio, Electric & Gas System,
25,000	Rev., 4.000%, 02/01/17	25,134
30,000	Rev., 5.000%, 02/01/17	30,213
25,000	Series A, Rev., 4.000%, 02/01/17	25,134

		105,983

	Water & Sewer — 0.4%
65,000	City of Longview, Texas, Waterworks & Sewer System, Rev., 4.000%, 03/01/17	65,485

	Total Texas	1,172,588

	Utah — 2.2%
	General Obligation — 0.2%
40,000	Board of Education of Weber School District, GO, 5.000%, 06/15/17	40,890

	Other Revenue — 2.0%
100,000	Municipal Building Authority of West Valley City, Rev., AGM, 2.000%, 02/01/17	100,132
115,000	State of Utah, Series B, Rev., 5.000%, 07/01/17	117,763

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Other Revenue — continued
25,000	Utah State Building Ownership Authority Lease, State Facilities Master Lease Program, Series A, Rev., 5.000%, 05/15/17	25,454
100,000	West Valley City Redevelopment Agency, Rev., 2.000%, 11/01/17	100,683

		344,032

	Total Utah	384,922

	Vermont — 0.2%
	Other Revenue — 0.2%
30,000	Vermont Municipal Bond Bank, Rev., 2.000%, 12/01/16	30,001

	Washington — 2.9%
	General Obligation — 1.0%
40,000	Pierce County, Tacoma School District No. 10, GO, 4.000%, 12/01/16	40,004
50,000	Skagit County, Public Hospital District No. 1, GO, 4.000%, 12/01/17	51,410
50,000	Snohomish County, Edmonds School District No. 15, GO, 4.000%, 12/01/16	50,004
25,000	State of Washington, Series C, Class C, GO, 5.000%, 07/01/17	25,608

		167,026

	Hospital — 0.2%
40,000	Washington Health Care Facilities Authority, Rev., 5.000%, 11/01/17	41,386

	Prerefunded — 0.6%
25,000	City of Seattle, Solid Waste Revenue, Rev., NATL-RE, 5.000%, 02/01/17 (p)	25,174
25,000	Clark County, Camas School District No. 117, GO, AGM, 4.500%, 12/01/17 (p)	25,897
30,000	King County, School District No. 401 Highline Public Schools, GO, AGM, 5.250%, 12/01/16 (p)	30,004
30,000	State of Washington, Series C, GO, AMBAC, 5.000%, 01/01/17 (p)	30,108

		111,183

	Utility — 1.1%
	City of Seattle, Municipal Light & Power Improvement,
25,000	Series A, Rev., 5.000%, 02/01/17	25,177
25,000	Series B, Rev., 5.000%, 02/01/17	25,176

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — continued
130,000	County of Snohomish, Public Utility District No. 1, Water System, Rev., 4.000%, 12/01/17	133,905

		184,258

	Total Washington	503,853

	Total Municipal Bonds (Cost $14,591,702)	14,576,751

Weekly Demand Notes — 6.1%
	Colorado — 0.9%
	Utility — 0.9%
150,000	City of Colorado Springs, Utilities System Improvement, Series B, Rev., VRDO, 0.620%, 12/01/16	150,000

	Louisiana — 2.9%
	Industrial Development Revenue/Pollution Control Revenue — 2.9%
500,000	Louisiana Public Facilities Authority, Southern Ionics, Inc. Project, Rev., VRDO, 0.580%, 12/01/16	500,000

	Ohio — 1.1%
	Utility — 1.1%
200,000	Ohio Air Quality Development Authority, Electric Corp. Project, Series D, Rev., VRDO, 0.570%, 12/01/16	200,000

	Washington — 1.2%
	Other Revenue — 1.2%
200,000	Washington Economic Development Finance Authority, Seadrunar Project, Series E, Rev., VRDO, 0.880%, 12/01/16	200,000

	Total Weekly Demand Notes (Cost $1,050,000)	1,050,000

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.4%
	Investment Company — 4.4%
751,755	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.280% (b) (l) (Cost $751,755)	751,755

	Total Investments — 102.7% (Cost $17,593,457)	17,577,890
	Liabilities in Excess of Other Assets — (2.7)%	(462,341)

	NET ASSETS — 100.0%	$17,115,549

Percentages indicated are based on net assets.

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AGC	—	Insured by Assured Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BAN	—	Bond Anticipation Note
COP	—	Certificate of Participation
GO	—	General Obligation
GTD	—	Guaranteed
NATL	—	Insured by National Public Finance Guarantee Corp.
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
RE	—	Reinsured
Rev.	—	Revenue
SCSDE	—	South Carolina School District Enhancement
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of November 30, 2016.
VRDO	—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of November 30, 2016.
XLCA	—	Insured by XL Capital Assurance

(b)	—	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of November 30, 2016.
(p)	—	Security is prerefunded or escrowed to maturity.
(t)	—	The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.

As of November 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,983
Aggregate gross unrealized depreciation	(20,550)

Net unrealized appreciation/depreciation	$(15,567)

Federal income tax cost of investments	$17,593,457

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles

(‘‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas ValuationCommittee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•	Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Daily Demand Notes
Florida
Industrial Development Revenue/Pollution Control Revenue	$—	$200,000	$—	$200,000
Louisiana
Industrial Development Revenue/Pollution Control Revenue	—	150,000	—	150,000
Maryland
Education	—	200,000	—	200,000
Minnesota
Housing	—	150,000	—	150,000
Missouri
Education	—	100,000	—	100,000

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Hampshire
Education	$—	$100,000	$—	$100,000
Texas
Industrial Development Revenue/Pollution Control Revenue	—	100,000	—	100,000

Total Daily Demand Notes	—	1,000,000	—	1,000,000

Monthly Demand Note
Pennsylvania
Transportation	—	199,384	—	199,384
Municipal Bonds
Alabama
Water & Sewer	—	150,876	—	150,876

Alaska
General Obligation	—	102,661	—	102,661
Housing	—	25,131	—	25,131
Prerefunded	—	51,372	—	51,372

Total Alaska	—	179,164	—	179,164
Arizona
Industrial Development Revenue/Pollution Control Revenue	—	126,354	—	126,354
Transportation	—	101,707	—	101,707

Total Arizona	—	228,061	—	228,061

Arkansas
General Obligation	—	25,369	—	25,369
Hospital	—	25,692	—	25,692
Water & Sewer	—	100,828	—	100,828

Total Arkansas	—	151,889	—	151,889

California
General Obligation	—	99,404	—	99,404
Hospital	—	125,540	—	125,540
Other Revenue	—	400,655	—	400,655
Prerefunded	—	106,508	—	106,508
Utility	—	66,367	—	66,367
Water & Sewer	—	320,033	—	320,033

Total California	—	1,118,507	—	1,118,507

Colorado
Certificate of Participation/Lease	—	100,718	—	100,718
Hospital	—	131,316	—	131,316
Water & Sewer	—	140,004	—	140,004

Total Colorado	—	372,038	—	372,038

Connecticut
Other Revenue	—	35,097	—	35,097

Florida
Education	—	101,504	—	101,504
General Obligation	—	81,879	—	81,879
Hospital	—	75,055	—	75,055
Other Revenue	—	451,026	—	451,026
Prerefunded	—	77,287	—	77,287

Total Florida	—	786,751	—	786,751

Georgia
Certificate of Participation/Lease	—	36,239	—	36,239
General Obligation	—	191,108	—	191,108
Other Revenue	—	30,084	—	30,084
Prerefunded	—	30,213	—	30,213
Water & Sewer	—	25,328	—	25,328

Total Georgia	—	312,972	—	312,972

Hawaii
Transportation	—	30,115	—	30,115

Illinois
General Obligation	—	895,411	—	895,411

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Other Revenue	$—	$125,965	$—	$125,965

Total Illinois	—	1,021,376	—	1,021,376

Indiana
Water & Sewer	—	235,228	—	235,228

Iowa
Hospital	—	50,812	—	50,812

Kansas
General Obligation	—	40,277	—	40,277

Louisiana
Other Revenue	—	127,145	—	127,145

Maryland
Prerefunded	—	25,304	—	25,304

Massachusetts
General Obligation	—	25,003	—	25,003
Other Revenue	—	25,734	—	25,734

Total Massachusetts	—	50,737	—	50,737

Michigan
General Obligation	—	152,248	—	152,248
Prerefunded	—	50,181	—	50,181
Utility	—	50,084	—	50,084

Total Michigan	—	252,513	—	252,513

Minnesota
Certificate of Participation/Lease	—	100,248	—	100,248
Education	—	50,310	—	50,310
General Obligation	—	291,488	—	291,488

Total Minnesota	—	442,046	—	442,046

Missouri
Education	—	100,305	—	100,305
General Obligation	—	25,071	—	25,071
Hospital	—	151,746	—	151,746
Other Revenue	—	100,562	—	100,562
Prerefunded	—	35,630	—	35,630
Water & Sewer	—	60,576	—	60,576

Total Missouri	—	473,890	—	473,890

Nebraska
General Obligation	—	125,640	—	125,640
Prerefunded	—	30,213	—	30,213
Utility	—	60,350	—	60,350

Total Nebraska	—	216,203	—	216,203

Nevada
General Obligation	—	25,175	—	25,175
Other Revenue	—	75,009	—	75,009

Total Nevada	—	100,184	—	100,184

New Hampshire
General Obligation	—	250,025	—	250,025

New Jersey
Certificate of Participation/Lease	—	152,099	—	152,099
General Obligation	—	904,937	—	904,937
Hospital	—	151,320	—	151,320
Other Revenue	—	297,564	—	297,564
Prerefunded	—	81,482	—	81,482
Transportation	—	203,050	—	203,050

Total New Jersey	—	1,790,452	—	1,790,452

New York
Education	—	81,855	—	81,855
General Obligation	—	202,530	100,305	302,835
Special Tax	—	135,643	—	135,643
Transportation	—	313,862	—	313,862

Total New York	—	733,890	100,305	834,195

Ohio
General Obligation	—	530,096	—	530,096

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Industrial Development Revenue/Pollution Control Revenue	$—	$25,003	$—	$25,003
Prerefunded	—	150,019	—	150,019
Transportation	—	145,817	—	145,817
Water & Sewer	—	25,085	—	25,085

Total Ohio	—	876,020	—	876,020

Oklahoma
Education	—	659,249	—	659,249
General Obligation	—	125,808	—	125,808

Total Oklahoma	—	785,057	—	785,057

Oregon
General Obligation	—	312,025	—	312,025
Hospital	—	178,162	—	178,162

Total Oregon	—	490,187	—	490,187

Pennsylvania
Education	—	101,735	—	101,735
General Obligation	—	317,026	—	317,026
Hospital	—	125,194	—	125,194
Other Revenue	—	179,676	—	179,676
Prerefunded	—	142,584	—	142,584
Water & Sewer	—	25,824	—	25,824

Total Pennsylvania	—	892,039	—	892,039

Rhode Island
Education	—	65,237	—	65,237
Prerefunded	—	25,475	—	25,475

Total Rhode Island	—	90,712	—	90,712

South Carolina
General Obligation	—	50,426	—	50,426
Other Revenue	—	25,089	—	25,089

Total South Carolina	—	75,515	—	75,515

Texas
Education	—	264,956	—	264,956
General Obligation	—	563,156	—	563,156
Prerefunded	—	173,008	—	173,008
Utility	—	105,983	—	105,983
Water & Sewer	—	65,485	—	65,485

Total Texas	—	1,172,588	—	1,172,588

Utah
General Obligation	—	40,890	—	40,890
Other Revenue	—	344,032	—	344,032

Total Utah	—	384,922	—	384,922

Vermont
Other Revenue	—	30,001	—	30,001

Washington
General Obligation	—	167,026	—	167,026
Hospital	—	41,386	—	41,386
Prerefunded	—	111,183	—	111,183
Utility	—	184,258	—	184,258

Total Washington	—	503,853	—	503,853

Total Municipal Bonds	—	14,476,446	100,305	14,576,751

Weekly Demand Notes
Colorado
Utility	—	150,000	—	150,000
Louisiana
Industrial Development Revenue/Pollution Control Revenue	—	500,000	—	500,000
Ohio
Utility	—	200,000	—	200,000
Washington
Other Revenue	—	200,000	—	200,000

Total Weekly Demand Notes	—	1,050,000	—	1,050,000

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Short-Term Investment
Investment Company	$751,755	$—	$—		$751,755

Total Investments in Securities	$751,755	$16,725,830	$100,305	*	$17,577,890

*	Level 3 investment that is valued by brokers and pricing services. At November 30, 2016, the value of this investment was $100,305. The inputs for this investment are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

There were no transfers among any levels during the period ended November 30, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 29, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2016
Investments in Securities
Municipal Bond — New York	$—	$—	$(99)	$(526)	$100,930	$—	$—	$—	$100,305

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2016, which were valued using significant unobservable inputs (level 3) amounted to $(99).

ITEM 2. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.

ITEM 3. EXHIBITS.

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 25, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
January 25, 2017